                                                                   EXHIBIT 10.13





                             OFFICE LEASE AGREEMENT

                                     between

              FIRST CAMPBELL ASSOCIATES, L.C., LOUDOUN CENTER L.C.,
           FAIRFAX CORNER ASSOCIATES L.C., BLUE RIDGE ASSOCIATES L.C.,
              MIRROR RIDGE ASSOCIATES L.C. AND KING STREET II L.C.
                           (collectively, "Landlord")

                                       and

                          DIGITAL COMMERCE CORPORATION
                             a Delaware corporation
                                   ("Tenant")

                             OFFICE LEASE AGREEMENT

         THIS OFFICE LEASE AGREEMENT (this "Lease") is made and entered into this 24th day of January, 2000, by and between FIRST CAMPBELL ASSOCIATES, L.C., LOUDOUN CENTER L.C., FAIRFAX CORNER ASSOCIATES L.C., BLUE RIDGE ASSOCIATES L.C., MIRROR RIDGE ASSOCIATES L.C. AND KING STREET II L.C., all Virginia limited liability companies (collectively, "Landlord") and DIGITAL COMMERCE CORPORATION, a Delaware corporation ("Tenant"), upon all terms set forth in this Lease and in all Exhibits hereto, to each and all of which terms Landlord and Tenant hereby mutually agree, and in consideration of One Dollar and other valuable considerations, the receipt and sufficiency of which are hereby acknowledged, and of the rents, agreements and benefits flowing between the parties hereto, as follows:


                                    ARTICLE 1
                 BASIC LEASE INFORMATION AND CERTAIN DEFINITIONS

         Section 1.01. Each reference in this Lease to information and definitions contained in Article 1 and each use of the terms capitalized and defined in this Section 1.01 shall be deemed to refer to, and shall have the following meanings:

         A.       Building:         Dulles Overlook
                                    575 Herndon Parkway
                                    Herndon, Virginia 20170

         B. Premises: The Premises located on the entire third (3rd) floor of the Building, as more fully described and shown on the floor plan attached as Exhibit "A".

         C.       Term: Commencing on the Commencement Date and shall end five
                  (5) years after the Rent Commencement Date.

         D.       Estimated Delivery Date: February 1, 2000.

         E. Rent Commencement Date: That date which is ninety (90) days after the Commencement Date.

         F. Expiration Date: The date that is five (5) years after the Rent Commencement Date.

         G.       Rentable Area of the Building: 135,375 square feet.

         H.       Rentable Area of the Premises: 28,575 square feet.

         I.       Tenant's Proportionate Share: 21.11%.

         J. Base Rent: $785,812.50 per year ($65,484.38 per month), which amount is based upon $27.50 per square foot of Rentable Area in the Premises per year.

         K. Base Operating Expenses Amount: The actual Base Operating Expenses for the Building incurred during Calendar Year 2000.

         L. Base Real Estate Taxes Amount: The actual Real Estate Taxes assessed against the Building or against Landlord for the Calendar Year 2000. Appropriate adjustments will be made to the Base Real Estate Taxes to the extent the real estate tax assessment used in determining the Base Real Estate Taxes was not based on a fully assessed value for the Building.

         M.       Adjustment Factor: Two and one-half percent (2 1/2%).

         N. Security Deposit: $300,000.00, subject to adjustment pursuant to Part 23 of the General Lease Provisions attached hereto as Exhibit "C".

         O.       Landlord's Address for Notices:

                           c/o The Peterson Companies L.C.
                           12500 Fair Lakes Circle
                           Suite 400
                           Fairfax, Virginia 22033
                           Attention:  Asset Manager for 575 Herndon Parkway

         P.       Tenant's Address for Notices:

                           Before the Commencement Date:

                           Digital Commerce Corporation
                           11180 Sunrise Valley Drive
                           Reston, VA 20191
                           Attn: Controller

                           After the Commencement Date:

                           Digital Commerce Corporation
                           575 Herndon Parkway, Suite 300
                           Herndon, VA 20170
                           Attn: Controller

         Q. Lease: Collectively refers to this Office Lease Agreement together with the following Exhibits which are attached hereto and incorporated herein by this reference.

                           Exhibits

                           "A" -- Floor Plans
                           "B" -- Leasehold Improvements
                           "C" -- General Lease Provisions
                           "D" -- Rules and Regulations
                           "E" -- Commencement Date Notice
                           "F" -- Janitorial Cleaning Specifications

         R.       Broker:  Cushman & Wakefield of Virginia, Inc.


                                    ARTICLE 2
                                 DEMISE AND TERM

         Landlord leases to Tenant, and Tenant leases from Landlord, the Premises located in the Building for the Term and subject to the provisions hereof. During the Term, Tenant and its agents, employees, and invitees, shall also have the nonexclusive right with others designated by Landlord to the use of the common areas of the Building and of the land on which the Building is located for the common areas' intended and normal purpose. Common areas include elevators, sidewalks, parking areas, driveways, hallways, stairways, public bathrooms, common entrances, lobby, and other similar public areas and access ways. The common areas may be changed by Landlord from time-to-time. The Term of this Lease shall be for the period specified in Section 1.01 and shall begin at midnight on the Commencement Date (as defined in the General Lease Provisions) and shall, unless this Lease is sooner terminated in accordance with the provisions of this Lease, end at midnight on the Expiration Date, provided, however, that if for any reason the Expiration Date shall be a day other than the final day of a calendar month then, the Term of this Lease shall be extended so that it will expire on the last day of the calendar month in which the Expiration Date takes place.

                                    ARTICLE 3
                                 RENEWAL OPTION

         Subject to the expansion rights of other tenants in the Building, Tenant shall have the right to renew and extend the Term of this Lease with respect to the Premises then subject to this Lease for the Renewal Term (herein so called) described below, upon and subject to the following terms and conditions:

         1. Tenant may extend this Lease for one (1) Renewal Term of five (5) years by Tenant's giving written notice thereof to Landlord no later than twelve
(12) months prior to the expiration of the original Term. The Renewal Term shall commence immediately upon the expiration of the original Term and upon exercise by Tenant of its right to a Renewal Term, the Expiration Date of the Term shall automatically become the last day of the Renewal Term. If Tenant does not exercise its rights to a Renewal Term in a timely manner, Tenant's failure shall conclusively be deemed a waiver of its rights to a Renewal Term.

         2. The exercise by Tenant of its right to the Renewal Term must be made, if at all, by written notice executed by Tenant and delivered to Landlord on or before the date set forth above, but not earlier than eighteen (18) months prior to the expiration of the original Term. Once Tenant shall exercise its rights to the Renewal Term, Tenant may not thereafter revoke such exercise. Tenant shall not have the right to exercise the Renewal Term if an Event of Default under this Lease has occurred and is then continuing, either at the time Tenant gives notice of its election or immediately prior to the commencement of the Renewal Term.

         3. Tenant shall take the Premises "as is" for the Renewal Term and Landlord shall have no obligation to make any improvements or alterations to the Premises.

         4. Base Rent for the first year of the Renewal Term shall be $30.35 per square foot of Rentable Area of the Premises. The Base Rent during the Renewal Term shall thereafter escalate annually on the anniversary date of the commencement of the Renewal Term in accordance with Section 3.02 of the General Lease Provisions.

         5. Subject to subparagraph 4 above, the leasing of the Premises for the Renewal Term shall be upon the same terms and conditions as are applicable for the original Term, and shall be upon and subject to all of the provisions of this Lease, including, without limitation, the obligation of Tenant to pay Tenant's Additional Rent under the Lease.


                                    ARTICLE 4
                          ALLOWANCES GRANTED TO TENANT

         In consideration of Tenant's full, prompt and faithful observance and performance of its obligations under the Lease, and in reliance thereon, Landlord hereby grants to Tenant an allowance of $10.00 per square foot of Rentable Area on the third (3rd) floor of the Premises resulting in a total allowance of $285,750.00 (the "Tenant Allowance") to be applied by Landlord to the costs to be borne by Tenant pursuant to Exhibit "B" to the Lease. Tenant shall use one-half (1/2) of the Tenant Allowance to purchase systems furniture and case goods from Computer Associates. The balance of the Tenant Allowance may be used by Tenant to defray other hard and soft costs related to the Premises including cabling and wiring of the Premises and other costs relating to Tenant's relocation and moving, including the services of consultants related to Tenant's project. Landlord shall reimburse Tenant for such costs from the Tenant Allowance within fifteen (15) days after: (i) presentation to Landlord of receipts and invoices for such work and/or materials, and (ii) Landlord shall have received copies of satisfactory final lien waivers from all contractors, subcontractors and materialmen with respect to alterations, installations and other work performed in and about the Premises. Landlord shall not be obligated to release any Tenant Allowance money if Tenant has not posted the entire Security Deposit, or if any other Event of Default has occurred. Landlord shall have a security lien as provided in Part 24 of the General Lease Provisions.

         Provided that no Event of Default under this Lease has occurred, Tenant may elect to apply up to $91,440.00 of the balance of the Tenant Allowance toward monthly Base Rent until the said portion of the Tenant Allowance is exhausted; provided, however, that the amount so applied to

Base Rent in any month shall not exceed one-half (1/2) of the amount of Base Rent payable for that month. Tenant shall notify Landlord of said election within thirty (30) days of the execution date of this Lease by written notice specifying the amount to be so applied (up to one-half (1/2) of monthly Base
Rent) and authorizing Landlord to deduct the amount from the Tenant Allowance. Such notice by Tenant shall be irrevocable.

         Without limiting any remedies available to Landlord for Tenant's Default hereunder, in the Event of Default hereunder such that (in each case, whether with or without legal proceedings) Landlord recovers possession of the Premises, or such that Tenant's right to possession of the Premises is terminated, or such that this Lease is terminated, then, in such event, the then unrecovered portion of the Tenant Allowance shall become immediately due and payable to Landlord. For purposes of the preceding sentence, the Tenant Allowance shall be deemed recovered on a straight-line basis over the Term with each full payment of Base Rent, commencing on first month after the Rent Commencement Date in which Tenant pays full Base Rent. For example, assuming that none of the Tenant Allowance is applied to Base Rent in accordance with this Article 4 and further assuming that the Premises is not expanded pursuant to Article 5 hereof, if this Lease is terminated as a result of Tenant's default after Tenant has paid full Base Rent for twenty-four months, then the unrecovered portion of the Tenant Allowance would be 60%, calculated as ((60-24)/60) *100.


                                    ARTICLE 5
                      RIGHT OF FIRST OFFER; EXPANSION RIGHT

         Section 5.01 From the execution date of this Lease until February 15, 2000 (the "Expansion Period"), and provided that Tenant is not in Default under this Lease at the applicable time, Tenant, shall, in the manner described by and in compliance with the terms and provisions of this Section 5.01, have a non-assignable and non-transferable right of first offer to expand the Premises to include all or any portion of the Expansion Space (hereinafter defined). Notwithstanding the foregoing, said right of first offer to expand the Premises shall be assigned to an Affiliate upon assignment of Tenant's entire interest in this Lease to that Affiliate, in accordance with and subject to Section 15.04 of the General Lease Provisions.

         (a) If at any time during the Expansion Period, Landlord shall either
(i) receive a bona-fide offer from a third party to lease all or a portion of the Expansion Space, which Landlord is prepared to accept, or (ii) prepare a proposal pertaining to all or a portion of the Expansion Space which Landlord is prepared to offer as a lease proposal to a third party, then in either such event, Landlord shall send a written notice (the "Offer Notice") to Tenant of such proposal. The Offer Notice shall set forth in reasonable detail the size or portion of the Expansion Space subject to the Offer Notice, and shall contain (or be deemed to contain) an offer to Tenant to lease the portion of the Expansion Space subject to the Offer Notice at the same rental rate and on the same terms and conditions set forth in the Lease, except that the Tenant Allowance applicable to the Expansion Space shall be $5.00 per square foot of Rentable Area in the Expansion Space and the Rent Commencement Date applicable to the Expansion Space shall be sixty (60) days after the later of: (i) the date of the Offer Notice, or (ii) the date Landlord delivers or tenders possession of the Expansion Space to Tenant. Tenant may elect to accept the Offer Notice, by giving written notice to Landlord of its election not more than five (5) business days after receipt by Tenant of the Offer Notice. Any election by Tenant shall be irrevocable.

         (b) In the event Tenant responds within the five (5) business day period and elects to accept the proposal set forth in the Offer Notice, then this Lease shall automatically be amended to include within the Premises, effective as of the effective date set forth in the Offer Notice, the portion of the Expansion Space subject to the Offer Notice. The rental rate, terms and conditions of this Lease shall apply to the portion of the Expansion Space covered by the Offer Notice except that the Tenant Allowance applicable to the Expansion Space shall be $5.00 per square foot of Rentable Area in the Expansion Space, and the Rent Commencement Date applicable to the Expansion Space shall be sixty (60) days after the later of: (i) the date of the Offer Notice, or (ii) the date Landlord delivers or tenders possession of the Expansion Space to Tenant. Any election by Tenant shall be irrevocable. The provisions of this subparagraph shall be self-enforcing without the need for any further act by Landlord or Tenant. However, upon request by either party, Landlord and Tenant shall execute an amendment to this Lease confirming such exercise (including, without limitation, the increased Rentable Area of the Premises, Security Deposit, Base Rent and Tenant's Proportionate Share).

         (c) Should Tenant either fail to respond within the five (5) business day period, or elects not to accept the Offer Notice, then Tenant shall be deemed to have elected not to accept the Offer Notice, the portion of the Expansion Space subject to the Offer Notice shall thereafter be automatically excluded from the Expansion Space and the rights of Tenant under this Lease, as they pertain to the portion of the Expansion Space which is subject to the Offer Notice, shall automatically terminate and be of no further force or effect. The provisions of this subparagraph shall be self-enforcing without the need for any further act by Landlord or Tenant.

         Section 5.02:

         (a) Provided Tenant is not in Default under this Lease at the applicable time, and further provided that Landlord has not sent Tenant any Offer Notice, Tenant, during the Expansion Period, shall, in the manner described by and in compliance with the terms and provisions of this Section 5.02, have a non-assignable and non-transferable right to expand the Premises to include the entire Expansion Space. Notwithstanding the foregoing, said right to expand the Premises shall be assigned to an Affiliate upon assignment of Tenant's entire interest in this Lease to that Affiliate, in accordance with and subject to Section 15.04 of the General Lease Provisions. Said expansion right may be exercised as to the entire Expansion Space only, and may not be exercised as to less than the whole Expansion Space.

         (b) Tenant may exercise its right to expand the Premises to include the Expansion Space by giving written notice (the "Election Notice") to Landlord of its election no later than the last day of the Expansion Period. Upon Landlord's receipt of Tenant's Election Notice, this Lease shall automatically be amended to include within the Premises the Expansion Space. The rental rate, terms and conditions of this Lease shall apply to the Expansion Space except that the Tenant Allowance applicable to the Expansion Space shall be $135,645.00 (being $5.00 per square foot of Rentable Area in the Expansion Space), and the Rent Commencement Date applicable to the Expansion Space shall be ninety (90) days after the later of: (i) the date of the Election Notice, or (ii) the date Landlord delivers or tenders possession of the Expansion Space to Tenant. Any election by Tenant shall be irrevocable. The provisions of this subparagraph shall be self-enforcing without the need for any further act by Landlord or Tenant. However, upon request by either party, Landlord and Tenant shall execute an amendment to this Lease confirming such exercise (including, without limitation, the increased Rentable Area of the Premises, Security Deposit, Base Rent and Tenant's Proportionate Share).

         (c) Should Tenant fail to exercise its rights by delivering an Election Notice to Landlord prior to the expiration of the Expansion Period, then the rights of Tenant under this Lease to the Expansion Space shall automatically terminate. The provisions of this subparagraph shall be self-enforcing without the need for any further act by Landlord or Tenant.

         Section 5.03 If Tenant elects to expand the Premises, as provided in Sections 5.01 or 5.02 hereof, then:

                  (i) The Expiration Date of the Lease shall automatically be extended by two (2) years so that the Term shall be seven (7) years from and after the Rent Commencement Date of the original Premises; and

                  (ii) The Security Deposit shall be increased by an amount equal to $11.00 per square foot of Rentable Area of Expansion Space incorporated within the Premises (the "Additional Security"). The Additional Security shall be received by Landlord within five (5) business days after the date of Tenant's written Election Notice or the date of Tenant's written notice per Section 5.01(b) hereof, whichever is applicable. If the Additional Security is not received within such five (5) business day period, then Tenant's election to expand the Premises and Tenant's further rights under this Article 5 shall be considered null and void. Provided that Tenant does not Default under this Lease, then as provided in and subject to Section 23.04 of the Lease, on each annual anniversary of the original Premises' Rent Commencement Date, the Security Deposit and the Additional Security shall be reduced on a straight-line basis so that on the first day of the last year of the original Term the total amount of the Security Deposit shall be the sum of $100,000.00 plus $3.69 per square foot of Rentable Area of Expansion Space incorporated within the Premises; and

                  (iii) The first sentence of Article 3 hereof shall be automatically amended by deleting the words "Subject to the expansion rights of other Tenants in the Building"; and

                  (iv) The first sentence of subsection (4) of Article 3 hereof shall be automatically replaced with the following: "Base Rent for the first year of the Renewal Term shall be $31.89 per square foot of Rentable Area of the Premises"; and

                  (v) Notwithstanding anything herein to the contrary, for each month between the Commencement Date and the Rent Commencement Date, and for each month following the Rent Commencement Date for which any portion of the Tenant Allowance is applied toward monthly Base Rent (the "Initial Period"), Tenant shall pay on a monthly basis, without demand, as Additional Rent for the Premises, one-twelfth (1/12th) of the Tenant's Proportionate Share of: (i) the Operating Expenses (as defined in Section 4.01 (b) of the General Lease Provisions), and (ii) the Real Estate Taxes (as defined in Section 4.02 (c) of the General Lease Provisions). The terms and conditions of the General Lease Provisions pertaining to Additional Rent shall apply during the Initial Period except that no base amount shall be deducted from the Operating Expenses or the Real Estate Taxes for purposes of calculating Tenant's Additional Rent during the Initial Period. After the Initial Period, Additional Rent shall be payable in accordance with the General Lease Provisions.

         Section 5.04 As used in this Article 5, the term "Expansion Space" shall mean and refer to approximately 27,129 square feet of Rentable Area in the Building comprising the entire second floor of the Building as the same is shown on Exhibit "A-1" attached hereto. If Tenant elects to expand the Premises as provided in this Article 5, Tenant shall take the Expansion Space in its "as is" and "where is" condition.


                                    ARTICLE 6
                            GENERAL LEASE PROVISIONS

         As set forth in Section 1.01 of the Office Lease Agreement, this Lease includes and incorporates the General Lease Provisions attached hereto as Exhibit "C". As more fully set forth in the General Lease Provisions, this Lease sets forth the entire agreement between Landlord and Tenant relating to the Premises and the Building. The parts of this Lease which are written, printed, or typewritten shall have no greater force or effect than and shall not control over other parts of the Lease, but all parts shall be given equal effect.





                        [SIGNATURES FOLLOW ON NEXT PAGE.]

         WITNESS the following signatures and seals of Landlord and Tenant made as of the date first above written.

                                       LANDLORD:

                                       FIRST CAMPBELL ASSOCIATES L.C.
                                       a Virginia limited liability company

                                       By:   /s/ William E. Peterson
                                             -----------------------------------
                                       Name: William E. Peterson
                                       Its:  Manager

                                       LOUDOUN CENTER L.C.
                                       a Virginia limited liability company

                                       By:   /s/ William E. Peterson
                                             -----------------------------------
                                       Name: William E. Peterson
                                       Its:  Manager

                                       FAIRFAX CORNER ASSOCIATES L.C.
                                       a Virginia limited liability company

                                       By:   /s/ William E. Peterson
                                             -----------------------------------
                                       Name: William E. Peterson
                                       Its:  Manager

                                       BLUE RIDGE ASSOCIATES L.C.
                                       a Virginia limited liability company

                                       By:   /s/ William E. Peterson
                                             -----------------------------------
                                       Name: William E. Peterson
                                       Its:  Manager

                                       MIRROR RIDGE ASSOCIATES L.C.
                                       a Virginia limited liability company

                                       By:   /s/ William E. Peterson
                                             -----------------------------------
                                       Name: William E. Peterson
                                       Its:  Manager

                                       KING STREET II L.C.
                                       a Virginia limited liability company

                                       By:   /s/ William E. Peterson
                                             -----------------------------------
                                       Name: William E. Peterson
                                       Its:  Manager


                                       TENANT:

                                       DIGITAL COMMERCE CORPORATION
                                       a Delaware corporation

                                       By:   /s/ William H. Seippel
                                             -----------------------------------
                                       Name: William H. Seippel
                                       Its:  Chief Financial Officer and
                                             Director

                              EXHIBIT "A" TO LEASE


                           Floor Plan of the Premises

                             Third Floor of Building


                          [FLOOR PLAN OF THE PREMISES]

                             EXHIBIT "A-1" TO LEASE


                        Floor Plan of the Expansion Space


                        [FLOOR PLAN OF THE EXPANSION SPACE]



                                     A-1-1

                              EXHIBIT "B" TO LEASE

                                     Between

              FIRST CAMPBELL ASSOCIATES, L.C., LOUDOUN CENTER L.C.,
           FAIRFAX CORNER ASSOCIATES L.C., BLUE RIDGE ASSOCIATES L.C.,
              MIRROR RIDGE ASSOCIATES L.C. AND KING STREET II L.C.
                           (collectively, "Landlord")

                                       and

                          DIGITAL COMMERCE CORPORATION
                                   ("Tenant")


                             Leasehold Improvements

         This Exhibit "B" is attached to and made a part of that certain Office Lease Agreement dated January 24, 2000 (the "Lease"), between FIRST CAMPBELL ASSOCIATES, L.C., LOUDOUN CENTER L.C., FAIRFAX CORNER ASSOCIATES L.C., BLUE RIDGE ASSOCIATES L.C., MIRROR RIDGE ASSOCIATES L.C. AND KING STREET II L.C. (collectively, "Landlord"), and DIGITAL COMMERCE CORPORATION, ("Tenant"). The terms used in this Exhibit that are defined in the Lease shall have the same meanings as provided in the Lease.

         The purpose of this Exhibit "B" is to set forth the relative rights and obligations of Landlord and Tenant with respect to the construction and installation of the initial tenant improvements, it being acknowledged by both parties that such initial tenant improvements, if any, shall be constructed after the Commencement Date.

A.       DEFINITIONS

         1. "Building Standard" means the allowances, materials, finishes and design services required by Landlord for the Building as specified on Schedule 1 attached hereto and incorporated herein.

         2. "Non-Building Standard" means all materials, finishes, and design services used in connection with the construction and installation of the Leasehold Improvements which exceed Building Standard allowances or deviate from Building Standard specifications.

         3. "Landlord's Contractor" means the person or firm from time to time selected by Landlord to construct and install the Leasehold Improvements in the Premises.

         4. "Leasehold Improvements" shall mean the aggregate of Building Standard and Non-Building Standard work in the Premises required by the Approved Plan.

         5. "Landlord's Architect" shall mean the architect or space planner engaged by Landlord to prepare the plans and specifications for the Leasehold Improvements.

         6. "Approved Plan" shall mean the plan for Leasehold Improvements approved by Landlord and Tenant pursuant to Paragraph D.4. hereof.

B.       GENERAL PROVISIONS

         1. Unless otherwise agreed to in writing by Landlord and Tenant, all work involved in the design and construction of the Leasehold Improvements shall be carried out by Landlord's Architect, and Landlord's Contractor under the sole direction of Landlord. Tenant shall cooperate with Landlord, Landlord's Contractor, and Landlord's Architect to promote the efficient and expeditious completion of such work so that completion may occur no later than May 1, 2000 (the "Estimated Completion Date").

         2. On or before the Estimated Completion Date, Landlord shall use its best efforts to substantially complete the Leasehold Improvements which are to be constructed or installed by Landlord in the Premises pursuant to the Approved Plan.

         3. If the cost to construct the Leasehold Improvements exceeds the Tenant Allowances stipulated in the Lease, Landlord shall have no obligation to commence installation of any Leasehold Improvements in the Premises or continue construction of the Leasehold Improvements until Landlord receives Tenant's advance payment as described in this Exhibit. Tenant agrees that in the event of default of payment thereof, Landlord (in addition to other remedies) shall have the same rights as in the Event of Default of payment of Rent under the Lease and all delays in the completion of the Leasehold Improvements resulting from Tenant's non-payment of such deficiency shall constitute Tenant Delay.

C.       DESIGN

         1. Tenant shall devote such time in consultation with Landlord's Architect as reasonably necessary to enable Landlord's Architect to develop Tenant's complete working drawings and specifications of the Leasehold Improvements.

         2. All design, construction and installation shall conform to the requirements of applicable building, plumbing and electrical codes and the requirements of any authority having jurisdiction over, or with respect to, such work.

         3. All architectural, mechanical and electrical plans and specifications must be approved by Landlord. Any changes in the Approved Plan must also be approved by Landlord. Tenant shall not be permitted to modify the Building in any way, including but not limited to the structural, mechanical and electrical systems, except as approved by Landlord on the Approved Plan. No alterations by Tenant to the Leasehold Improvements shall be allowed at any time except as provided in the Lease.

D.       PROCEDURES FOR COMPLETION OF LEASEHOLD IMPROVEMENTS

         The following procedures shall be followed in completing the Leasehold Improvements.

         1. As soon as reasonably practical after the execution of the Lease, Tenant shall meet the Landlord's Architect and provide information for design of a space plan for the Premises.

         2. Landlord's Architect shall complete the space plan and submit the same to Tenant and Landlord approval. Within ten (10) business days after Tenant's receipt of such space plan, Tenant shall notify Landlord whether Tenant approves or disapproves the same.

         3. Upon approval of the space plan by Tenant, Landlord shall cause a preliminary budget to be prepared indicating the estimated total design and construction costs to construct the space plan. The budget will indicate the estimated costs to be borne by both Landlord and Tenant, pursuant to the allowances set forth in this Lease. Tenant acknowledges that the budget is merely an estimate of the anticipated costs to improve the Premises generally in accordance with the space plan, and that the budget is subject to change pending completion of all design and construction work.

         4. Upon approval of the space plan and budget by Tenant and Landlord, Landlord's Architect shall be authorized to complete architectural, mechanical, and electrical working drawings and specifications. Tenant shall provide Landlord's Architect with any additional information needed for completion of the working drawings.

         5. Landlord's Architect shall complete working drawings and specifications and submit the same to Tenant and Landlord for approval. Within ten (10) business days after Tenant's receipt of such working drawings and specifications, Tenant shall notify Landlord in writing as to whether Tenant approves or disapproves such working drawings and specifications.

         6. Upon approval of working drawings by Tenant and Landlord, Landlord shall, within a reasonable period, have the working drawings bid by several contractors approved by Landlord.

Landlord will submit the construction pricing along with all other estimated costs for design, engineering, permits and Landlord's construction management fees (not to exceed three percent (3%)) to Tenant for Tenant's approval, indicating the estimated costs, if any, to be borne by Tenant. Within ten (10) business days after Tenant's receipt of Landlord's price, Tenant shall notify Landlord in writing as to whether Tenant approves or disapproves of Landlord's price. If Tenant fails to notify Landlord within such ten (10) business day period, Tenant shall be deemed to have approved Landlord's prices. Tenant's signature on the working drawings, plans and specifications shall acknowledge Tenant's full acceptance of the working drawings, plans and specifications and Tenant's binding obligation to pay for all items shown on or in the same as priced by Landlord. Tenant's failure to sign the working drawings, plans and specifications within the ten (10) business day period provided for herein shall be deemed a "Tenant Delay" pursuant to Paragraph F below. Upon approval of working drawings and specifications by Tenant and Landlord such drawings and specifications shall be the Approved Plan.

         7. Any costs to be borne by Tenant shall be paid by Tenant to Landlord as follows:

                  (a) 50% of Tenant's costs shall be paid prior to the commencement of construction.

                  (b) 50% of Tenant's costs shall be paid upon substantial completion of the Leasehold Improvements.

         8. Landlord and Landlord's Contractor shall seek all necessary permits for construction of the Leasehold Improvements. As soon as the permits required for construction have been obtained, Landlord shall authorize Landlord's Contractor to commence construction of Leasehold Improvements.

         9. In the event Tenant desires to make any changes or revisions to the Approved Plan, then any delay in the furnishing, delivery or installation of any such changed items, including all delays in the revision or working drawings and specifications, shall be deemed Tenant Delay. The increased cost of such changes, including any changes by the Landlord's Architect or Contractor, shall be due from Tenant upon the submission of pricing for such changed items.

E.       DELIVERY OF PREMISES

         1. Tenant is permitted to make periodic inspections of the Premises during construction provided that such inspections are made during reasonable business hours and Tenant is accompanied by a representative of Landlord or has received Landlord's approval. If Tenant enters the Premises or non-public areas of the Building without Landlord's approval, Tenant shall be deemed to be trespassing upon the Premises or non-public areas of the Building and Landlord shall not be liable for any damage or injury sustained by Tenant, or any of Tenant's agents, representatives or employees arising from Tenant's unauthorized entry upon the Premises or non-public areas of the Building.

         2. Prior to delivery of possession of the Premises to Tenant or acceptance of the Premises by Tenant, a final inspection of the Premises shall be made by Tenant, Landlord, Landlord's Architect, and Landlord's Contractor to make certain that construction was accomplished in substantial accordance with the Approved Plan. A punch-list of items which require completion or correction shall be prepared as a result of final inspection, if necessary. Landlord's Architect shall have authority to determine when, in his best judgment, substantial completion of the Leasehold Improvements has been accomplished.

         3. Tenant shall be given possession of the Premises on the Commencement Date. Landlord shall provide Tenant with reasonable advance notice of the anticipated date of substantial completion if different than the Estimated Completion Date. Landlord will promptly complete all punch-list items.

         4. Landlord's Contractor shall be responsible for obtaining the final inspections and all necessary governmental approvals which are required for lawful occupancy of the Premises, including the non-residential use permit.

         5. Nothing contained in this Section E shall be deemed to grant Tenant any authority to direct Landlord's Architect or Landlord's Contractor in the performance of their duties during the construction of the Premises.

F.       TENANT DELAY

         Tenant's obligation for payment of Rent under this Lease shall commence on the Rent Commencement Date, unless such date has been changed and acknowledged in writing by Landlord and Tenant.

         Landlord shall not be responsible for any delays caused by Tenant which result in substantial completion of the Leasehold Improvements later than the Estimated Completion Date nor shall the Commencement Date or the Rent Commencement Date be modified for such delay. Such delays include, but are not limited to the following, all such delays being referred to as "Tenant Delay":

         1. Tenant's failure to comply with the procedures for completion of the Leasehold Improvements outlined in this Exhibit on a timely basis;

         2. Tenant's request for changes or modifications to the work after the development of the Approved Plan;

         3. Late delivery of or inability to obtain materials required for Non-Building Standard improvements, provided Landlord informed Tenant of such issues prior to the start of construction, but in no event shall Landlord be liable for the delay;

         4. Building code problems related to Non-Building Standard design or construction, provided Landlord's Architect informed Tenant of such issues prior to completion of the working drawings, but in no event shall Landlord be liable for the delay; and

         5. The performance of any work by any person or entity employed or retained by Tenant.

                            EXHIBIT "B" - SCHEDULE 1

                          BUILDING STANDARD WORKLETTER
                         DULLES OVERLOOK OFFICE BUILDING


         The following shall constitute the general description and minimum quality of Building Standard Work, which are utilized in the construction of Leasehold Improvements. Tenant, at its sole cost (which shall be reimbursable from the Tenant Allowance, to the extent available), shall have the right, after consultation with and reasonable approval of the Landlord, to make reasonable substitutions for specific items described herein, provided that such substitutions meet or exceed Building Standard Work.

A.       Partitions

         1. Interior partitions will be constructed of 2 1/2" metal studs at 24" on center, from floor slab to the underside of the finished ceiling, with 1/2" gypsum wallboard panels with taped and finished joints prepared for paint.

         2. Demising and corridor partitions will be constructed of 2 1/2" studs at 24" on center from floor slab to underside of the deck above with 1/2" gypsum wallboard panels insulated with 2 1/2" Batt and with taped and finished joints prepared for paint.

B.       Doors

         1. Suite Entry Doors shall be single 3'0" x 8'0" solid core, mahogany veneer with building standard finish, and polished stainless steel butt hinges, lever handles, and mortised lockset, keyed to Landlord's master system.

         2. Tenant Interior Doors shall be 3'0" x 7'0" solid core, painted, with brushed stainless steel lever hardware.

         3.       All doors shall have building standard hollow metal frames.

C.       Ceiling

         1. Suspended ceilings will consist of a 2' x 2' suspended system with 5/8" acoustical tile in a 1-inch wide grid. The approximate finished ceiling height is 8'6".

D.       Painting

         1. All partitions, columns and walls will be painted with two coats of flat latex wall paint. Door frames and interior doors will be painted with two coats of semi-gloss enamel. Suite entry doors will be stained and sealed and will match the building standard finish.

E.       Flooring

         1. Carpeting shall be a minimum of 30 ounce face weight cut pile or 24 ounce face weight loop in a color chosen by Tenant from the manufacturer's standard pallet and approved by Landlord.

         2. Vinyl composition tile may be substituted for carpet at selected areas such as work rooms, pantries, supply rooms, etc. Color may be chosen by Tenant from the manufacturer's standard pallet as approved by Landlord.

         3. Vinyl wall base will be provided in all areas receiving carpet or floor tile. Color may be chosen by Tenant from the manufacturer's standard pallet as approved by Landlord.


                                     B-1-1

F.       Electrical

         1. Lighting Fixtures will be the Building Standard 2' x 4' florescent lights.

         2. Electric duplex receptacles and light switches will be black with brushed stainless steel or plastic cover plates to match existing.

         3. Telephone or data outlets will consist of pre-cut openings in the wall with pull strings up to the ceiling. All telephone/data wiring and cover plates are by Tenant's installer and are not considered part of Leasehold Improvements. All telephone/data outlets shall have cover plates.

G.       Heating, Ventilating, Air Conditioning

         1. A variable air volume (VAV) system provides temperature control to all areas of the Building. Conditioning is provided through light troffer air boots or ceiling diffusers.

H.       Sprinklers and Fire Safety

         1. An Automatic Sprinkler and Fire Alarm System will be provided in accordance with all national and local codes, including required exit and emergency lights, fire horns, fire hose cabinets and wall mounted extinguishers as required by local authorities. All sprinkler heads shall be recessed.

I.       Window Coverings

         1. Thin-line horizontal blinds shall match the base building color pallet.


                                     B-1-2

                              EXHIBIT "C" TO LEASE

                                     Between

              FIRST CAMPBELL ASSOCIATES, L.C., LOUDOUN CENTER L.C.,
           FAIRFAX CORNER ASSOCIATES L.C., BLUE RIDGE ASSOCIATES L.C.,
              MIRROR RIDGE ASSOCIATES L.C. AND KING STREET II L.C.
                           (collectively, "Landlord")

                                       and

                          DIGITAL COMMERCE CORPORATION
                                   ("Tenant")


                            General Lease Provisions
                                Table of Contents


PART 1 - DELIVERY OF THE PREMISES TO TENANT; RENTABLE AREA...................  1
     Section 1.01.  Commencement Date........................................  1
     Section 1.02.  Delivery of the Premises to Tenant.......................  1
     Section 1.03.  Rentable Area............................................  1
     Section 1.04.  Termination due to Failure to Deliver Possession.........  2
     Section 1.05.  Early Entry by Tenant....................................  2


PART 2 - ACCEPTANCE OF THE PREMISES AND BUILDING BY TENANT...................  2


PART 3 - BASE RENT...........................................................  2
     Section 3.01.  Base Rent................................................  2
     Section 3.02.  Adjustments to Base Rent.................................  2
     Section 3.03.  Payment..................................................  3
     Section 3.04.  Acceptance of Rent.......................................  3
     Section 3.05.  Survival of Rent Obligation..............................  3
     Section 3.06.  Late Payment Fee.........................................  4
     Section 3.07.  Interest on Past Due Rent................................  4


PART 4 - ADDITIONAL RENT.....................................................  4
     Section 4.01.  Operating Expenses.......................................  4
     Section 4.02.  Real Estate Taxes........................................  6
     Section 4.03.  Parking..................................................  7
     Section 4.04.  Additional Rent Defined..................................  7
     Section 4.05.  Rent Defined.............................................  7
     Section 4.06.  Audit by Tenant..........................................  8


PART 5 - SERVICES BY LANDLORD................................................  8


PART 6 - UTILITIES...........................................................  9
     Section 6.01.  Computerized Energy Management System....................  9
     Section 6.02.  Water, Heating, Ventilating and Air Conditioning.........  9
     Section 6.03.  Electricity..............................................  9


PART 7 - USE................................................................. 10

PART 8 - COMPLIANCE WITH LAWS AND BUILDING REGULATIONS....................... 10
     Section 8.01.  Compliance with Laws..................................... 10
     Section 8.02.  Observance of Building's Rules and Regulations........... 10
     Section 8.03.  Hazardous Materials...................................... 10


PART 9 - ALTERATIONS......................................................... 11
     Section 9.01.  Approval of Landlord..................................... 11
     Section 9.02.  Ownership of Improvements to Premises.................... 12


PART 10 - LIENS.............................................................. 12


PART 11 - REPAIRS............................................................ 13
     Section 11.01.  Tenant's Obligations.................................... 13
     Section 11.02.  Landlord's Obligations.................................. 13


PART 12 - INSURANCE.......................................................... 13
     Section 12.01.  Tenant's Insurance...................................... 13
     Section 12.02.  Insurance Rating........................................ 14
     Section 12.03.  Landlord's Insurance.................................... 15
     Section 12.04.  Waiver of Subrogation................................... 15


PART 13 - DAMAGE BY FIRE OR OTHER CASUALTY................................... 15
     Section 13.01.  Damage to Premises...................................... 15
     Section 13.02.  Damage to Building...................................... 15
     Section 13.03.  Partial Damage.......................................... 16
     Section 13.04.  Damage During Last Year of Term......................... 16
     Section 13.05.  No Landlord Liability................................... 16
     Section 13.06.  Apportionment of Rent................................... 16


PART 14 - CONDEMNATION....................................................... 16
     Section 14.01.  Entire Building......................................... 16
     Section 14.02.  Portion of Building..................................... 17
     Section 14.03.  Portion of Premises..................................... 17
     Section 14.04.  Termination of Lease.................................... 17
     Section 14.05.  Landlord's Right to Award............................... 17


PART 15 - ASSIGNMENT AND SUBLETTING.......................................... 17
     Section 15.01.  Rights of Tenants....................................... 17
     Section 15.02.  Excess Rent............................................. 18
     Section 15.03.  Rights of Landlord...................................... 18
     Section 15.04.  Affiliate Transfer...................................... 19


PART 16 - INDEMNIFICATION.................................................... 19


PART 17 - SURRENDER OF THEPREMISES........................................... 19
     Section 17.01.  Condition of Premises................................... 19
     Section 17.02.  Tenant Holdover......................................... 20


PART 18 - ESTOPPEL CERTIFICATES.............................................. 20


PART 19 - SUBORDINATION AND ATTORNMENT....................................... 21
     Section 19.01.  Subordination........................................... 21
     Section 19.02.  Attornment.............................................. 21
     Section 19.03.  Non-Disturbance Agreement............................... 21

PART 20 - QUIET ENJOYMENT.................................................... 21


PART 21 - SIGNS AND FURNISHINGS.............................................. 22
     Section 21.01.  Signs and Advertisements................................ 22
     Section 21.02.  Furnishings............................................. 22


PART 22 - DEFAULTS AND REMEDIES.............................................. 22
     Section 22.01.  Events of Default....................................... 22
     Section 22.02.  Remedies................................................ 23
     Section 22.03.  Remedies Cumulative..................................... 24
     Section 22.04.  No Acceptance or Surrender.............................. 24
     Section 22.05.  Customs and Practices................................... 24
     Section 22.06.  Payment of Tenant's Obligations by Landlord............. 24
     Section 22.07.  Default by Landlord..................................... 24


PART 23 - SECURITY DEPOSIT................................................... 25
     Section 23.01.  Application of Security Deposit......................... 25
     Section 23.02.  Transfer of Security Deposit............................ 25
     Section 23.03.  Letter of Credit........................................ 25
     Section 23.04.  Reduction of Security Deposit........................... 26


PART 24 - LANDLORD'S LIEN AND SECURITY INTEREST.............................. 26


PART 25 - ATTORNEYS FEES AND LEGAL EXPENSES.................................. 26


PART 26 - NOTICES............................................................ 26


PART 27 - MISCELLANEOUS...................................................... 27
     Section 27.01.  No Partnership.......................................... 27
     Section 27.02.  Brokers................................................. 27
     Section 27.03.  Severability............................................ 27
     Section 27.04.  Trial by Jury........................................... 27
     Section 27.05.  Force Majeure........................................... 27
     Section 27.06.  Captions................................................ 28
     Section 27.07.  Benefit and Burden...................................... 28
     Section 27.08.  No Representations by Landlord.......................... 28
     Section 27.09.  Entire Agreement........................................ 28
     Section 27.10.  No Offer................................................ 28
     Section 27.11.  Authority............................................... 28
     Section 27.12.  Changes Requested by Lender............................. 29
     Section 27.13.  Governing Law and Construction.......................... 29
     Section 27.14.  Landlord's Liability.................................... 29
     Section 27.15.  Use of Name of Building................................. 29
     Section 27.16.  Changes by Landlord..................................... 29
     Section 27.17.  Time of Essence......................................... 30
     Section 27.18.  Satellite Dish.......................................... 30

           PART 1 - DELIVERY OF THE PREMISES TO TENANT; RENTABLE AREA

         SECTION 1.01. COMMENCEMENT DATE.

         The Commencement Date shall be the earliest of the following: (i) the date on which Tenant takes possession or commences business operations upon the Premises or any part thereof; or (ii) the date Landlord delivers or tenders the Premises to Tenant (but in any event not earlier than the Estimated Delivery Date unless otherwise agreed by Tenant). Upon delivery or tender of the Premises to Tenant, Landlord and Tenant agree to execute the commencement date notice (the "Commencement Date Notice") attached hereto as Exhibit "E" and made a part hereof by this reference. The Premises shall be delivered in its "as is", broom-clean condition and free of tenants.


         SECTION 1.02. DELIVERY OF THE PREMISES TO TENANT.

         On or before the Estimated Delivery Date, Landlord shall use its best efforts to deliver the Premises in broom clean condition to Tenant. In the event that the Premises are not delivered on or before the Estimated Delivery Date, for any cause or reason, Landlord, its agents and employees, shall not be liable or responsible for any damages or liabilities in connection therewith incurred by Tenant as a result thereof, nor shall the obligations of Tenant provided herein be excused by reason of any such delay, however, if the failure to deliver the Premises on the Estimated Delivery Date is due solely to the unexcused actions of Landlord hereunder (or Landlord's failure to deliver free of tenants), then, in such event, Tenant's sole right and remedy (subject to
Section 1.04 hereof) shall be to delay the Commencement Date by the number of days that delivery is delayed solely by the unexcused actions of Landlord, but in no event shall the Commencement Date be later than the date on which Tenant takes possession or commences business operations upon the Premises or part thereof. On or before the Estimated Completion Date, Landlord shall use its best efforts to substantially complete the Leasehold Improvements to be constructed or installed by Landlord in the Premises pursuant to Exhibit "B" to this Lease. In the event that the Leasehold Improvements are not completed on or before the Estimated Completion Date, for any cause or reason, Landlord, its agents and employees, shall not be liable or responsible for any damages or liabilities in connection therewith incurred by Tenant as a result thereof, nor shall the obligations of Tenant provided herein be excused by reason of any such delay. The Leasehold Improvements shall be deemed completed upon the date Landlord's Architect (as defined in Exhibit "B") certifies that the Premises have been substantially completed, subject to completion of those items, if any, listed on Landlord's punch list. Nothing herein shall delay or extend the Commencement Date or the Rent Commencement Date.


         SECTION 1.03. RENTABLE AREA.

         The term "Rentable Area" as used herein means all floor area in the Building. The Rentable Area of the Premises is approximately stated in the Basic Lease Information and shall be specifically calculated by Landlord's Architect in accordance with Building Owners and Managers Association Method of Measurement 1996 (ANSI/BOMA Z65.1-1996). Upon such determination by Landlord's Architect, the Rentable Area of the Premises shall be appropriately adjusted, if necessary, to reflect the number of square feet of Rentable Area of the Premises as determined by such calculation. Tenant, at its expense, may have the measurement of the Premises verified by its architect. If Tenant's measurement shall determine that the measurement of the Premises does not comply with ANSI/BOMA Z65.1-1996 and if Landlord's Architect concurs with said determination, then an appropriate adjustment to the Rentable Area of the Premises shall be made by Landlord. Tenant must notify Landlord of any such assertion within ninety (90) days after the Commencement Date or Tenant shall be deemed to have approved the Rentable Area of the Premises and waived its right to object. The Rentable Area of the Building and the Premises shall be adjusted, if necessary, by Landlord's Architect in the event of any future expansion or modification of the Building and/or the Premises. If the number of square feet of (i) the Rentable Area of the Building, or (ii) the Rentable Area of the Premises changes, then Tenant's Proportionate Share shall be adjusted effective as of the date of any such change.

         SECTION 1.04. TERMINATION DUE TO FAILURE TO DELIVER POSSESSION.

         Notwithstanding any contrary provision contained in Section 1.02 hereof, if Landlord has not tendered possession of the Premises to Tenant within one hundred twenty (120) days from the Estimated Delivery Date, and such delay was not the result of either (i) delays caused by force majeure or (ii) Tenant Delay, or (iii) any act or omission of Tenant or anyone for whom Tenant is responsible, then Tenant may, at its option, by notice in writing to Landlord given within thirty (30) days thereafter, cancel this Lease, however, Tenant's rights under this Section shall terminate in the event that Landlord, prior to its receipt of Tenant's notice exercising its termination right, has notified Tenant that the Leasehold Improvements are substantially completed. If Tenant cancels the Lease, Landlord shall return to Tenant, without interest, the first installment of Base Rent and the Security Deposit (if previously delivered by Tenant) and the parties shall be discharged from any and all obligations hereunder. If Tenant fails to provide Landlord with its notice of election within the time period specified herein, then Tenant shall be deemed to have irrevocably waived its rights under this Section 1.04.


         SECTION 1.05. EARLY ENTRY BY TENANT.

         It is acknowledged and agreed that Tenant (and its agents, contractors, and employees) may enter upon the Premises on the Commencement Date to perform construction work required by this Lease to be performed by Tenant. Any entry shall be subject to all of the terms and conditions of this Lease, however, Tenant's obligations to pay Rent hereunder shall commence on the Rent Commencement Date. Landlord and Tenant shall cooperate in the scheduling of their respective work in the Premises so that such work may be completed in a timely manner.


           PART 2 - ACCEPTANCE OF THE PREMISES AND BUILDING BY TENANT

         Taking possession of the Premises by Tenant shall be conclusive evidence that Tenant: (i) accepts the Premises as suitable for the purposes for which they are leased; (ii) accepts the Building and every part and appurtenance thereof as being in a good and satisfactory condition; and (iii) waives any defects in the Premises or the Building except for the completion of those items, if any, on Landlord's punch list or latent defects which reasonably cannot be discovered by an inspection of the Premises prior to taking possession. Landlord represents and warrants that as of the Commencement Date the Base Building and all common areas within the Building shall be in compliance with all applicable codes and ordinances, including fire and life safety compliance and the Americans with Disabilities Act.


                               PART 3 - BASE RENT

         SECTION 3.01. BASE RENT.

         Tenant shall pay to Landlord monthly, in advance, without demand, on the first day of each calendar month, the monthly Base Rent specified in the Basic Lease Information, subject to adjustment as provided in Section 3.02 of the General Lease Provisions. The first monthly installment of Base Rent shall be payable by Tenant on the Rent Commencement Date. If the Rent Commencement Date is a date other than the first day of a calendar month, then Tenant shall pay to Landlord on the Rent Commencement Date a prorated installment of Base Rent for the first fractional month of the Term.


         SECTION 3.02. ADJUSTMENTS TO BASE RENT.

         (a) During the Term and the Renewal Term of this Lease, the Base Rent shall be adjusted on the first year anniversary of the Rent Commencement Date and on the first day of each annual anniversary of the Rent Commencement Date thereafter pursuant to this Section. The dates described in this Section for computing the adjustment in Base Rent are hereinafter sometimes referred to collectively as "Rental Adjustment Dates" and singularly as a "Rental Adjustment Date". All adjustment to Base Rent required by this Section
3.02 shall be made as hereinafter described:

                  (1) On the first Rental Adjustment Date, the Base Rent shall be multiplied by the Adjustment Factor and the amount computed shall be added to the Base Rent as of the first Rental Adjustment Date and the resulting sum shall be the adjusted rent (hereinafter the "Adjusted Rent") to be paid by the Tenant to Landlord, in advance, without demand, in equal monthly installments, on the first day of each calendar month until the next Rental Adjustment Date.

                  (2) On the second Rental Adjustment Date and on every Rental Adjustment Date throughout the term of this Lease, the Adjusted Rent payable in the year immediately preceding the Rental Adjustment Date in question shall be multiplied by the Adjustment Factor and the amount computed shall be added to the Adjusted Rent for the year immediately preceding the Rental Adjustment Date and the resulting sum shall be the Adjusted Rent for that rental year to be paid by the Tenant to Landlord, in advance, without demand, in equal monthly installments, on the first day of each calendar month until the next Rental Adjustment Date.

         (b) Landlord shall provide Tenant with written notice of each adjustment pursuant to Section 3.02(a), which notice shall provide the basis upon which such adjustment has been calculated; provided, however, that if for any reason Landlord does not notify Tenant of the amount of such adjustment until after any Rental Adjustment Date, Tenant shall continue to pay the Base Rent or Adjusted Rent, as the case may be, payable prior to the Rental Adjustment Date, and Tenant, within fifteen (15) days following Landlord's delivery of written notice of such adjustment, shall pay to Landlord in a lump sum the amount of any increase in the Base Rent resulting from such adjustment for all months in the existing calendar year prior to and including the month in which such notice of adjustment is received and during the remainder of such year Tenant shall pay to Landlord the Adjusted Rent as set forth in such notice.


         SECTION 3.03. PAYMENT.

         All Base Rent, Adjusted Rent and Additional Rent (as hereinafter defined) shall be paid to Landlord by Tenant when due, without deduction or offset, in lawful money of the United States, at Landlord's address for Notice or such other place as Landlord may from time to time designate in writing.


         SECTION 3.04. ACCEPTANCE OF RENT.

         If Landlord shall direct Tenant to pay Base Rent, Adjusted Rent and/or Additional Rent to a lockbox or other depository whereby checks issued in payment of Base Rent, Adjusted Rent and/or Additional Rent (or both or all, as the case may be) are initially cashed or deposited by a person or entity other than Landlord (albeit on Landlord's authority), and if, for whatever reason, Landlord does not wish to accept Tenant's payment, then, Landlord shall not be deemed to have accepted such payment if (and only if) within ten (10) days after Landlord shall have actually received such funds, Landlord has refunded (or attempted to refund) such payment to Tenant. Nothing contained in the immediately preceding sentence shall be construed to place Tenant in default of Tenant's obligation to pay rent if and for so long as Tenant shall timely pay the rent required pursuant to this Lease in the manner designated by Landlord.


         SECTION 3.05. SURVIVAL OF RENT OBLIGATION.

         The obligation of Tenant with respect to the payment of past due Base Rent, Adjusted Rent and Additional Rent shall survive the termination of this Lease.

         SECTION 3.06. LATE PAYMENT FEE.

         In the event any installment of Rent due hereunder is not paid within five (5) calendar days after it is due, then Tenant shall also pay to Landlord as Additional Rent a late payment fee equal to two percent (2%) of such delinquent installment of Rent or any component thereof for each and every month or part thereof that such Rent or any component thereof remains unpaid.


         SECTION 3.07. INTEREST ON PAST DUE RENT.

         All past due installments of Rent shall bear interest until paid at a rate per annum equal to four percent (4%) above the prime rate of interest from time to time publicly announced by Bank of America, N.A., or any successor thereof (the "Default Rate"); provided, however, that if at the time such interest is sought to be imposed the rate of interest exceeds the maximum rate permitted under federal law or under the laws of the Commonwealth of Virginia, the rate of interest shall be the maximum rate of interest then permitted by applicable law.


                            PART 4 - ADDITIONAL RENT

         SECTION 4.01. OPERATING EXPENSES.

         (a) Throughout the Term, Tenant shall pay on a monthly basis, without demand, as Additional Rent for the Premises, Tenant's Proportionate Share of the amount by which Operating Expenses (as defined in Section 4.01(b) hereof) exceed the Base Operating Expenses Amount. Such payments shall be made as follows:

                  (1) Prior to the Commencement Date and on the first day of January of each year during the Term, or as soon thereafter as is reasonably practicable, Landlord shall furnish Tenant with Landlord's estimate of the Operating Expenses for the forthcoming year. On the first day of each month during such year, Tenant shall pay one-twelfth (1/12th) of Tenant's Proportionate Share of the difference between the estimated Operating Expenses for such year and the Base Operating Expenses Amount. If for any reason Landlord has not provided Tenant with Landlord's Operating Expenses estimate on or before the first day of January of any year during the Term (or by the Commencement Date, as the case may be), then, until the first day of the calendar month following the month in which Tenant is given Landlord's estimate of Operating Expenses, Tenant shall continue to pay to Landlord on the first day of each calendar month the monthly sum payable by Tenant under this Section 4.01 for the month of December of the preceding year.

                  (2) On the first day of March of each year during the Term, or as soon thereafter as reasonably practical, Landlord shall furnish to Tenant a reasonably detailed statement of the actual Operating Expenses for the preceding year. Within thirty (30) days after the delivery of that statement, a lump sum payment will be made by Tenant equal to the amount, if any, by which Tenant's Proportionate Share of the actual Operating Expenses exceeds the amount, if any, which Tenant has paid toward the estimated Operating Expenses pursuant to
Section 4.01(a)(1) above. If Tenant's Proportionate Share of the actual Operating Expenses is less than the amount Tenant has paid toward the estimated Operating Expenses pursuant to Section 4.01(a)(1) above, Landlord shall apply such amount to the next accruing installments of Rent due hereunder. The foregoing notwithstanding, Landlord shall have the right from time to time during any year, but not more frequently than twice in any calendar year, to notify Tenant in writing of any change in Landlord's estimate of Operating Expenses for the then current year, in which event Tenant's Proportionate Share of Operating Expenses, as previously estimated, shall be adjusted to reflect the amount shown in such notice and shall be effective, and due from Tenant, on the first day of each month following Landlord's giving of such notice. The effect of this Section 4.01(a) is that Tenant will pay during each year during the Term Tenant's Proportionate Share of actual Operating Expenses in excess of the Base Operating Expenses Amount.

                  (3) If the Commencement Date occurs on a date other than the first day of January, or if the Term ends on a date other than the last day of December, the actual Operating Expenses for the year in which the Commencement Date or the Expiration Date occurs, as the case may be, shall be prorated so that Tenant shall pay that portion of Tenant's Proportionate Share of Operating Expenses for such year represented by a fraction, the numerator of which shall be the number of days during such fractional year falling within the Term, and the denominator of which is 365 (or 366, in the case of a leap year). The provisions of this Section 4.01 shall survive the Expiration Date or any sooner termination provided for in this Lease.

         (b) As used in this Lease, "Operating Expenses" means all reasonable expenses, costs, and disbursements of every kind which Landlord incurs, pays or becomes obligated to pay in connection with the ownership, operation, repair, and maintenance of the Building, which cost shall include all expenditures by Landlord to maintain all facilities in operation at the beginning of the Term and such additional facilities installed in subsequent years as Landlord may reasonably consider necessary or beneficial for the operation of the Building. All Operating Expenses shall be determined according to Generally Accepted Accounting Principles (GAAP) (which shall be consistently applied) and shall include, but are not limited to, the following:

                  (1) Wages, salaries, and fees of all personnel or entities (exclusive of Landlord's executive personnel) exclusively (or pro-rate) engaged in the operation, repair, maintenance, or security of the Building, including taxes, insurance, and benefits relating thereto;

                  (2) All supplies and materials used in the operation, repair, security, and maintenance of the Building;

                  (3) Cost of all maintenance and service agreements for the Building and the equipment therein, including, without limitation, alarm service, water treatment services, janitorial services, security systems service, window cleaning, service on electrical and mechanical components, trash removal, elevator maintenance, extermination service, plumbing service, grounds keeping, and landscaping;

                  (4) Cost of all insurance relating to the Building for which Landlord is responsible hereunder, or which Landlord considers reasonably necessary for the operation of the Building, including, without limitation, the cost of property, casualty and liability insurance applicable to the Building and Landlord's personal property used in connection therewith, and the cost of business interruption or rental insurance in such amounts as will reimburse Landlord for all losses of earnings and other income attributable to such perils as are commonly insured against by prudent landlords or required by Landlord's lender;

                  (5) Cost of repairs and maintenance (excluding repairs and maintenance paid by proceeds of insurance or by Tenant or other third parties, and alterations attributable solely to tenants of the Building) of the Building;

                  (6) All utility costs of the Building (exclusive, however, of such special utility services as described in Part 6 of the General Lease Provision, the costs of which special utility services shall be payable as therein provided), including, without limitation, water, power, fuel, heating, lighting, air conditioning, and ventilating;

                  (7) Amortization of the cost of installation of capital investment items which are installed primarily to reduce operating costs for the general benefit of the Building's tenants or to enhance the Building or which may be required by any governmental authority. All such costs, including interest costs, shall be amortized over the reasonable life of the capital investment items, with the reasonable life and amortization schedule being determined by Landlord according to generally accepted accounting principles, but in no event to extend beyond the reasonable life of the Building;

                  (8) Landlord's central accounting costs, the cost of an annual audit and Landlord's legal fees relating to the operation of the Building;

                  (9) A management fee to the manager of the Building not to exceed three percent (3%) of gross receipts; and

                  (10) Pro-rata share of Building office rent or rental value for any central Building management office in the Building or in another building owned and managed by Landlord or its affiliates.

         (c) Notwithstanding any other provision of this Lease, Operating Expenses (as defined in Section 4.01(b) above), shall not include, and Landlord shall be solely liable for, the following expenses:

                  (1) Costs of a capital nature (other than those permitted by Section 4.01(b)(7) above), including but not limited to, capital improvements, capital repairs, capital equipment and capital tools, all in accordance with GAAP;

                  (2) Any costs, fines or penalties incurred due to violations of any intentional nature by Landlord of any governmental rule or authority;

                  (3) Any and all loss, claim, damage, award, deductibles paid under any insurance policies or other amount paid or payable by Landlord (including all attorneys' fees, court costs and other costs incurred in connection therewith) as a result or arising out of any act of negligence, breach of contract or willful misconduct by the Landlord or its agents, employees or contractors to the extent not covered by insurance;

                  (4) Costs incurred for improving, decorating, building-out, painting or redecorating premises for other tenants in the Building;

                  (5) Marketing, advertising, and promotional expenditures of any kind with respect to the Building except for those expenses that directly benefit Tenant; and

                  (6) Leasing commissions, attorneys' fees, cost and disbursements and other expenses incurred in connection with negotiations or disputes with present or prospective tenants or other occupants of the Building.


         SECTION 4.02. REAL ESTATE TAXES.

         (a) Throughout the Term, Tenant shall pay on a monthly basis, without demand, as Additional Rent for the Premises, Tenant's Proportionate Share of the amount by which Real Estate Taxes (as defined in Section 4.02(c) hereof) exceed the Base Real Estate Taxes Amount. Such payments shall be made as follows:

                  (1) Prior to the Commencement Date and on the first day of January of each year during the Term, or as soon thereafter as reasonably practicable, Landlord shall furnish Tenant with Landlord's estimate of the Real Estate Taxes for the forthcoming year. On the first day of each month during such year, Tenant shall pay one-twelfth (1/12th) of Tenant's Proportionate Share of the difference between the estimated Real Estate Taxes for such year and the Base Real Estate Taxes. If for any reason Landlord has not provided Tenant with Landlord's estimate of Real Estate Taxes on or before the first day of January of any year during the Term (or by the Commencement Date, as the case may be), then until the first day of the calendar month following the month in which Tenant is given Landlord's estimate of Real Estate Taxes, Tenant shall continue to pay to Landlord on the first day of each calendar month the monthly sum payable by Tenant under this Section 4.02 for the month of December of the preceding year.

                  (2) On the first day of March of each year during the Term or as soon thereafter as reasonably practical, Landlord shall furnish to Tenant a statement of the actual Real Estate Taxes for the preceding year. Within thirty
(30) days after the delivery of that statement, a lump sum payment will be made by Tenant equal to the amount, if any, by which Tenant's Proportionate Share of the actual Real Estate Taxes exceeds the amount, if any, which Tenant has paid toward the estimated Real Estate Taxes pursuant to Section 4.02(a)(1) above. If Tenant's Proportionate Share of the actual Real Estate Taxes is less than the amount Tenant has paid toward the estimated Real Estate Taxes pursuant to
Section 4.02(a)(1) above, Landlord shall apply such amount to the next accruing installment(s) of Rent due hereunder. The foregoing notwithstanding, Landlord shall have the right from time to time during any year, but not more frequently than twice in any calendar year, to notify Tenant in writing of any change in Landlord's estimate of Real Estate Taxes for the then current year, in which event Tenant's Proportionate Share of Real Estate Taxes, as previously estimated, shall be adjusted to reflect the amount shown in such notice and shall be effective, and due from Tenant, on the first day of each month following Landlord's giving of such notice. The effect of this Section 4.02(a) is that Tenant will pay during each year during the Term Tenant's Proportionate Share of the actual Real Estate Taxes in excess of the Base Real Estate Taxes.

         (b) If the Commencement Date occurs on a date other than the first day of January, or if the term ends on a date other than the last day of December, the actual Real Estate Taxes for the year in which the Commencement Date or the Expiration Date occurs, as the case may be, shall be prorated so that Tenant shall pay that portion of Tenant's Proportionate Share of Real Estate Taxes for such year represented by a fraction, the numerator of which shall be the number of days during such fractional year falling within the Term, and the denominator of which is 365 (or 366, in the case of a leap year). The provisions of this
Section 4.02 shall survive the Expiration Date or any sooner termination provided for in this Lease.

         (c) As used in this Lease, the term "Real Estate Taxes" shall including the following:

                  (1) All real estate taxes, including general and special assessments, if any, which are imposed upon Landlord or assessed against the Building or the land upon which the Building is situated; and

                  (2) Any other present or future taxes or governmental charges that are imposed upon Landlord, or assessed against the Building or the land upon which the Building is situated, including, but not limited to, any tax levied on or measured by the rents payable by tenants of the Building which is in the nature of, or in substitution for, real estate taxes. Any inheritance, estate, gift, franchise, corporation, income, or net profits tax which may be assessed against Landlord and/or the Building shall be excluded.


         SECTION 4.03. PARKING.

         During the Term, Tenant and its employees, invitees, and guests shall have the right to use free of charge, in common, with the other tenants of the Building, the parking areas for the Building, all on an unassigned and unreserved basis. Landlord reserves the right to promulgate reasonable rules and regulations of general application for the use of all parking spaces. Notwithstanding the foregoing, throughout the Term, Landlord shall provide Tenant, free of charge, with ten (10) reserved parking spaces in a location in the parking area to be reasonably determined by Landlord.


         SECTION 4.04. ADDITIONAL RENT DEFINED.


         The term "Additional Rent" shall include, but not be limited to (i) the late payment fee, if any, under Section 3.06; (ii) Tenant's Proportionate Share of Operating Expenses as calculated under Section 4.01; (iii) Tenant's Proportionate Share of Real Estate Taxes as calculated under Section 4.02; and
(iv) all other costs and expenses which Tenant assumes, agrees or is required to pay to Landlord pursuant to this Lease. In the event of nonpayment of Additional Rent, Landlord shall have all the rights and remedies herein provided for in case of nonpayment of Rent.


         SECTION 4.05. RENT DEFINED.

         The term "Rent" shall include Base Rent, Adjusted Rent and Additional Rent.

         SECTION 4.06. AUDIT BY TENANT.

         Tenant may audit Landlord's Operating Expenses and Real Estate Taxes at Tenant's sole cost and expense, in order to verify the accuracy of the same, provided that:

                  (i) Tenant may audit the expenses of the prior year by notifying Landlord, in writing, within ninety (90) days after its receipt of Landlord's statement of the actual expenses incurred during the preceding calendar year. Failure to notify Landlord within such period shall be deemed a waiver of Tenant's right to audit expenses for said year.

                  (ii) Such audit will be conducted only during regular business hours at the office where Landlord maintains Operating Expenses and Real Estate Taxes records and only after Tenant gives Landlord fifteen (15) days prior written notice.

                  (iii) Such audit shall be conducted on a non-contingent fee basis.

         Tenant shall deliver to Landlord a copy of the results of such audit within fifteen (15) days of its receipt by Tenant. In the event the audit determines Tenant has underpaid its share of either the Operating Expenses or Real Estate Taxes, and if Landlord concedes the accuracy of the audit, Tenant shall immediately pay to Landlord any amounts which may be owing. In the event the audit determines that Tenant has overpaid either the Operating Expenses or Real Estate Taxes, and if Landlord concedes the accuracy of the audit, Landlord shall grant Tenant a credit for the amount of the overpayment against the next accruing installments of Rent due hereunder. In the event Tenant's Proportionate Share of Operating Expenses or Real Estate Taxes has been overstated by Landlord by more than five percent (5%), and if Landlord concedes the accuracy of the audit, Landlord shall also reimburse Tenant for the reasonable costs and expenses of the audit, not to exceed $2,000.00.


                          PART 5 - SERVICES BY LANDLORD

         While Tenant is occupying the Premises and is not in Default under this Lease, Landlord shall furnish the Premises with: (i) (7 days per week, 24 hours a day) passenger elevator service in common with other tenants for access to and from the Premises, provided that Landlord may reasonably limit the number of elevators to be operated at night after normal business hours and on Saturdays, Sundays, and holidays and that Landlord may remove elevators from service for maintenance in a manner designed to reduce interference to the tenants; (ii) janitorial cleaning services Monday through Friday (except holidays) as described in Exhibit "F" hereto, subject to modification as required in Landlord's reasonable judgment; (iii) replacement, as necessary, of all lamps and ballasts in Building Standard light fixtures within the Premises; and (iv) the utility services provided for in Part 6 below. If Tenant requires services which are not specified herein and Landlord elects to provide such services to Tenant, Tenant will pay to Landlord, upon demand, as Additional Rent, Landlord's charges for providing such services.

         Failure to furnish, or any stoppage of, the services provided for in this Part 5 and in Part 6 below resulting from any cause will not make Landlord liable in any respect for damages to any person, property, or business, nor be construed as an eviction of Tenant, nor entitle Tenant to any abatement of Rent, or damages because of malfunctions or any interruptions in service.

         Notwithstanding the foregoing, if such malfunction or interruption in service is due solely to the negligent act or willful omission of Landlord or its agents, employees, contractors or representatives, and such malfunction or interruption in service (i) continues for five (5) consecutive business days and
(ii) makes it reasonably impossible for Tenant's continued use and occupancy of the Premises (or portion thereof), and (iii) requires Tenant to vacate the Premises, then Tenant shall be entitled to an abatement of Base Rent and/or Adjusted Rent for the portion of the Premises vacated for the period commencing on the date of vacation of the Premises due to the malfunction or interruption of services, and continuing until the earlier of the following (i) the date such service is corrected or restored or (ii) the date Tenant reoccupies any part of the Premises which was vacated because of the interruption in service, notwithstanding the fact that the malfunction or interruption in service has not been corrected.

                               PART 6 - UTILITIES

         SECTION 6.01. COMPUTERIZED ENERGY MANAGEMENT SYSTEM.

         The Building has been designed with a Computerized Energy Management System (the "CEMS") which controls the heating, ventilating and air conditioning system (the "HVAC") for the Premises. Tenant will designate to Landlord authorized representatives of the Tenant who will be given, through the CEMS, direct control of the HVAC system for use after normal Building hours.


         SECTION 6.02. WATER, HEATING, VENTILATING AND AIR CONDITIONING.


         (a) While Tenant is occupying the Premises and is not in Default under this Lease, Landlord shall furnish Tenant with the following utilities in the manner and to the extent customarily provided in office buildings in the Northern Virginia area: (1) potable water at those points of supply provided periodically for normal lavatory use by tenants in the Building; (2) heating, ventilating, and air-conditioning in season on business days from 7:30 a.m. to 6 p.m., and on Saturdays from 8 a.m. to 1 p.m. (except holidays); and (3) electric lighting for public areas and special service areas of the Building. If Tenant requires HVAC service outside the hours and days specified above, the additional service may be requested by use of the CEMS and Tenant will pay for such services based on measurement from the CEMS at the rate Landlord is then charging therefor, which rate is currently $30.00 per hour per floor. Landlord shall have no obligation to provide any additional service to Tenant at any time Tenant is in Default under this Lease.

         (b) Landlord shall not be liable for its failure to maintain comfortable atmospheric conditions in all or any portion of the Premises due to heat generated by any equipment or machinery installed by Tenant (with or without Landlord's consent) that exceeds generally accepted engineering design practices for normal office purposes. If Tenant desires additional cooling to offset excessive heat generated by such equipment or machinery, Landlord will, upon the written request of Tenant, install supplemental air conditioning units in the Premises, and the full actual and reasonable cost thereof, including the cost of installation of unit(s) and meter(s), operation and use, will be paid by Tenant to Landlord on demand. Tenant will be required to maintain any supplemental air conditioning units installed pursuant to this Section. Pursuant to the provisions of this paragraph, Landlord approves Tenant's installation of a 5-ton supplemental air conditioning unit within the Premises, subject to approval by Landlord of the final construction drawings and the specifications for such unit, installation of an electrical meter, and subject to applicable governmental laws, rules, codes and regulations.


         SECTION 6.03. ELECTRICITY.

         (a) While Tenant is occupying the Premises and is not in Default under this Lease, Landlord will furnish sufficient power in the Premises twenty-four hours per day, seven days a week (subject to outages beyond Landlord's control and reasonable interruptions as may be required from time-to-time for the maintenance and improvement of the Building and Building systems) for lighting and for personal desktop computers, a typical network server, typewriters, word processors, calculating machines, copying machines, and other similar office equipment of low electrical consumption. Tenant will not install or operate in the Premises any heavy duty electrical equipment or machinery without first obtaining prior written consent of Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. Landlord may require, as a condition of its consent, for the installation of such equipment or machinery, payment by Tenant as Additional Rent for excess consumption of electricity that may be occasioned by the operation of said equipment or machinery. Upon reasonable prior notice, Landlord may make periodic inspections of the Premises at reasonable times to determine that Tenant's electrically operated equipment and machinery complies with the provisions of Part 6.

         (b) If the CEMS reveals that Tenant's use of electricity in the Premises exceeds by more than ten percent (10%) of the electrical demands on a square foot basis of other tenants on average in the Building, then Tenant shall pay to Landlord (or the utility company if direct service is provided by such company) promptly upon demand therefore, for all such excessive electric consumption and demand as shown by the CEMS. Tenant shall also pay a service charge related thereto as calculated by Landlord.


                                  PART 7 - USE

         The Premises shall be used solely for general office purposes that are permitted by applicable zoning ordinances and land use requirements and for no other purpose. Tenant agrees to use and maintain the Premises in a clean, careful, safe, lawful, and proper manner.


             PART 8 - COMPLIANCE WITH LAWS AND BUILDING REGULATIONS

         SECTION 8.01. COMPLIANCE WITH LAWS.


         Tenant shall, at its sole expense, promptly and faithfully (i) comply with all present and future laws, ordinances, orders, rules, regulations, and requirements of every governmental authority having jurisdiction over the Premises; (ii) comply with the provisions of the Americans with Disabilities Act 42 U.S.C. Section 12101 et seq as it applies to the Premises and Tenant's activities therein; (iii) comply with any direction made pursuant to law by any public officers which requires abatement of any nuisance or imposes upon Landlord or Tenant any duty or obligation arising from Tenant's occupancy or use of the Premises or from conditions which have been created by or at the insistence of Tenant; (iv) comply with the requirements of the local board of fire underwriters, or anybody exercising similar functions with respect to the construction, care and safety, maintenance and operation of the Premises; and
(v) indemnify Landlord and hold Landlord harmless from any loss, cost, claim, or expense which Landlord may incur or suffer by reason of Tenant's failure to comply with its obligations under clauses (i), (ii), (iii) or (iv) above; provided, however, that nothing herein shall require Tenant to make structural changes to the Premises unless necessitated by: (i) Tenant's use of the Premises for purposes other then general office use (however any change of use shall require Landlord's prior written consent, which may be withheld), (ii) Tenant's particular manner of use of the Premises, or (iii) other conditions created by or at the insistence of Tenant. If Tenant receives notice of any such direction or of violation of any such law, order, ordinance, or regulation, Tenant shall promptly notify Landlord thereof.


         SECTION 8.02. OBSERVANCE OF BUILDING'S RULES AND REGULATIONS.


         Tenant and its servants, employees, agents, visitors, and licensees shall observe faithfully and comply strictly with the Rules and Regulations attached to this Lease as Exhibit "D". Landlord shall at all times have the right to make reasonable changes in and additions to such Rules and Regulations; provided Tenant is notified in writing of such changes and that such changes in existing or new rules and regulations do not materially interfere with the lawful conduct of Tenant's business in the Premises. Any failure by Landlord to enforce any of the Rules and Regulations now or hereafter in effect, either against Tenant or any other tenant in the Building, shall not constitute a waiver of any such Rules and Regulations. Landlord shall not be liable to Tenant for the failure or refusal by any other tenant, guest, invitee, visitor, or occupant of the Building to comply with any of the Rules and Regulations. If there is any inconsistency between this Lease and the Rules and Regulations set forth in Exhibit "D" hereto, this Lease shall govern. Landlord shall, however, enforce the Rules and Regulations in a non-discriminatory manner in what Landlord reasonably determines in its sole discretion, to be the best interest of the Building and its tenants.


         SECTION 8.03. HAZARDOUS MATERIALS.


         (a) Except for those materials that are necessary in the normal course of Tenant's business activities associated with the Permitted Use, Tenant, its agents, employees, contractors or invites shall not (i) cause or permit any Hazardous Materials (hereinafter defined) to be brought upon, stored, used or disposed on, in or about the Premises and/or the Building, or (ii) permit the release, discharge, spill or emission of any substance considered to be a Hazardous Material from the Premises.

         (b) Any Hazardous Materials permitted by subparagraph (a), all containers therefor, and all materials that have been contaminated by Hazardous Materials shall be used, kept, stored and disposed of by Tenant in a manner that shall in all respects comply with all applicable federal, state and local laws, ordinances, regulations and standards.

         (c) Tenant hereby agrees that it is and shall be fully responsible for all costs, expenses, damages or liabilities (including, but not limited to those incurred by Landlord and/or its mortgagee) which may occur from the use, storage, disposal, release, spill, discharge or emissions of Hazardous Materials by Tenant whether or not the same may be permitted by this Lease. Tenant shall defend, indemnify and hold harmless Landlord, its mortgagee and its agents from and against any claims, demands, administrative orders, judicial orders, penalties, fines, liabilities, settlements, damages, costs or expenses (including, without limitation, reasonable attorney and consultant fees, court costs and litigation expenses) of whatever kind or nature, known or unknown, contingent or otherwise, arising out of or in any way related to the use, storage, disposal, release, discharge, spill or emission of any Hazardous Material by Tenant, its agents, employees, contractors or invites. The provisions of this Section shall be in addition to any other obligations and liabilities Tenant may have to Landlord at law or in equity and shall survive the transactions contemplated herein or any termination of this Lease.

         (d) As used in this Lease, the term "Hazardous Materials" shall include, without limitation:

              (i) Those substances included within the definitions of "hazardous substances", "hazardous materials," toxic substances," or "solid waste" in the Comprehensive Environmental Response Compensation and Liability Act of 1980 (42 U.S.C. Section 9601 et seq.) ("CERCLA"), as amended by Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Resource Conservation and Recovery Act of 1976 ("RCRA"), and the Hazardous Materials Transportation Act, and in the regulations promulgated pursuant to said laws, all as amended;

              (ii) Those substances listed in the United States Department of Transportation Table (49 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency (of any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto);

              (iii) Any material, waste or substance which is (A) petroleum, (B) asbestos, (C) polychlorinated biphenyls, (D) designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C.Section 1251 et seq. (33 U.S.C. Section 1321) or listed pursuant to Section of the Clean Water Act (33 U.S.C. Section 1317); (E) flammable explosives; or (F) radioactive materials;

              (iv) Those substances regulated pursuant to or identified in the Virginia Pesticide Law; Air Pollution Control Board; Virginia Waste Management Act; Environmental Health Service; Transportation of Hazardous Radioactive Materials; Virginia Hazardous Materials Emergency Response Program; State Water Control Law; The Groundwater Act of 1973; and Miscellaneous Offenses; and in the regulations promulgated pursuant to said laws, all as amended; and

              (v) Such other substances, materials and wastes which are or become regulated as hazardous or toxic under applicable local, state or federal law, or the United States government, or which are classified as hazardous or toxic under federal, state, or local laws or regulations.


                              PART 9 - ALTERATIONS

         SECTION 9.01. APPROVAL OF LANDLORD.


         Tenant shall not, at any time during the Term, without Landlord's prior written consent (except for non-structural cosmetic alterations not visible outside of the Premises and the total cost which is less than $20,000.00 in any lease year), make any alterations (structural or otherwise) to the Premises. Should Tenant desire any alterations, Tenant agrees to submit all plans and specifications for same to Landlord for Landlord's written approval, before beginning such work and Landlord's approval shall not be unreasonably withheld, conditioned or delayed. Landlord shall not be considered as unreasonably withholding its approval by refusing to consent to any alterations which would (i) alter the exterior appearance of the Building, or the public lobbies, corridors, or common areas thereof; (ii) causes or are likely to cause any weakening of any part of the structure of the Premises or Building or which may cause damage or disruption to any Building system; or (iii) violate any underlying ground lease or deed of trust or mortgage. Upon Tenant's receipt of Landlord's written approval, Tenant may proceed with the construction of the approved alterations, but only so long as they are in substantial compliance with the plans and specifications and provisions of this Part 9. Additionally, the construction of any alterations, the alterations themselves, or any maintenance thereof shall comply with all building, safety, fire, plumbing, electrical and other codes, governmental requirements (including but not limited to Title III of the Americans with Disabilities Act of 1990, all regulations issued thereunder and the Accessibility Guidelines for Buildings and Facilities issued pursuant thereto, as the same are in effect on the date hereof and may be hereafter modified, amended or supplemented) and insurance requirements, and shall not require an amount of water, electricity, gas, heat, ventilation, or air-conditioning which exceeds Building Standard unless prior written arrangements reasonably satisfactory to Landlord are made with respect thereto. All alterations desired by Tenant shall be made at Tenant's expense, either by Tenant's contractors which have been approved in advance by Landlord or, at Landlord's option, by Landlord's contractors on terms reasonably satisfactory to Tenant. If the work is performed by Landlord's contractors under Landlord's supervision, or if Landlord actually supervises the Alterations, Tenant shall pay to Landlord a fee equal to fifteen percent (15%) of the actual costs of such work, such fee to cover Landlord's overhead related to the work, including, but not limited to, Landlord's review of the plans and specifications, coordination of the work, consultation with professionals regarding the work, and general administration allocable to the work. All such construction shall be completed promptly and in a good and workmanlike manner and shall be performed in compliance with Part 10 hereof.


         SECTION 9.02. OWNERSHIP OF IMPROVEMENTS TO PREMISES.


         At Landlord's election, all leasehold improvements and other principal alterations to the Premises shall be and remain the Landlord's property, and shall not be removed from the Premises. If Landlord elects not to acquire ownership of any such alteration, which election shall be made in writing at the time such alterations and improvements are approved, and upon the termination of this Lease Tenant shall, at Tenant's sole expense, cause the same to be removed and restore the Premises to the condition in which they existed prior to the alterations. Tenant further agrees to remove, at Tenant's expense, all of its furniture, furnishings, personal property and movable trade fixtures by the Expiration Date, and to promptly reimburse Landlord for the actual and reasonable cost of repairing all damage done to the Premises or the Building by such removal.


                                 PART 10 - LIENS

         Tenant shall keep the Premises and the Building free from any liens arising from any work performed, materials furnished, or obligations incurred by or at the request of Tenant, its agents, employees or independent contractors. If any lien is filed against the Premises, the Building or Tenant's leasehold interest therein, which arises out of any purported act or agreement of Tenant, Tenant shall discharge same within thirty (30) days after its filing, subject to Tenant's right to contest the same so long as Landlord is fully secured by depositing with the Landlord at or before commencing said protest an irrevocable letter of credit payable to Landlord, cash or a bond equal to one hundred fifteen percent (115%) of the amount claimed to be due. If Tenant fails to discharge such lien within such period, then, in addition to any other right or remedy, (i) Landlord may, at its election, discharge the lien by depositing with a court or a title company, or by bonding, the amount claimed to be due and;
(ii) Tenant shall pay on demand, as Additional Rent, any amount paid by Landlord for the discharge or satisfaction of any such lien, and all attorney's fees and other costs and expenses of Landlord reasonably incurred in defending any such action or in obtaining the discharge of such lien, together with all necessary disbursements in connection therewith. Further, if Tenant posts a bond, letter of credit or cash with the Landlord, Landlord reserves the right to require or make the payment of the amount claimed to be due if it is reasonably necessary to prevent a foreclosure upon the lien.


                                PART 11 - REPAIRS

         SECTION 11.01. TENANT'S OBLIGATIONS.

         Tenant shall keep the Premises and every part thereof in good condition and repair at all times during the Term and at Tenant's sole cost and expense. At the end of the Term, Tenant shall surrender to Landlord the Premises and all alterations, additions, and improvements thereto in the same condition as when received, subject to the provisions of Part 17 hereof. Landlord shall give Tenant five (5) days' prior written notice to commence to make repairs, and if Tenant fails to commence to make such repairs within such time period, Landlord, at its option, may make such repairs, and Tenant shall pay Landlord, on demand, Landlord's actual and reasonable costs in making such repairs plus a fee of fifteen percent (15%) to cover Landlord's overhead, all to constitute Additional Rent. Landlord has no obligation and has made no promise to alter, remodel, improve, repair, decorate, or paint the Premises or any part thereof, except as specifically set forth in this Lease.


         SECTION 11.02. LANDLORD'S OBLIGATIONS.


         Subject to the other provisions of this Lease imposing obligations in this respect upon Tenant, and subject to the provisions of Parts 13 and 14 hereof, Landlord shall repair, replace, and maintain (a) the external and structural parts of the Building and the Building systems and (b) all common areas.


                               PART 12 - INSURANCE

         SECTION 12.01. TENANT'S INSURANCE.

         Tenant, at its sole expense, shall obtain and keep in force the following insurance:

             (a) Commercial general liability insurance coverage on an "occurrence basis" against claims for personal injury, including, without limitation, bodily injury, death, and broad form property damage, in combined single limits of not less than $1,000,000 per occurrence and a $2,000,000 aggregate, with coverage to include a per location endorsement, contractual liability, fire legal liability in the amount of $500,000, and other broad form endorsements that would be carried by a prudent individual conducting a business similar to Tenant's business. All such insurance policies shall name Tenant as the named insured thereunder and shall name Landlord and Landlord's mortgagees as additional insureds thereunder, all as their respective interests may appear;

             (b) Worker's Compensation and Employer's Liability insurance, with a waiver of subrogation endorsement waiving rights of subrogation against Landlord, in form and amount satisfactory to Landlord and at a minimum is equal to that required by the law of Virginia;

             (c) Special Causes of Loss Insurance insuring the Leasehold Improvements and Tenant's interest in the Premises and all property located in the Premises, including furniture, equipment fittings, installations, fixtures, supplies and any other personal property, Leasehold Improvements and alterations ("Tenant's Property"), in an amount equal to the full replacement value, it being understood that no lack or inadequacy of insurance by Tenant shall in any event make Landlord subject to any claim by virtue of any theft or loss or damage to any uninsured or inadequately insured property;

             (d) During the course of construction of any work performed by Tenant or on Tenant's behalf pursuant to Exhibit "B" or any alterations by Tenant until completion thereof, Builder's Risk Insurance on a "special causes of loss" basis (including collapse) on a completed value (non-reporting) form for full replacement value covering all work incorporated in the Building and all materials and equipment in or about the Premises;

             (e) Auto liability coverage for owned, hired and non-owned vehicles with a $1,000,000 combined single limit; and

             (f) Excess liability coverage in the amount of $5,000,000 which will follow form and respond to and increase the limits of the coverages described in Sections 12.01(a), (b), (c), and (d) above.

         All policies shall be issued by companies having a Best's rating reasonably acceptable to Landlord and shall be in amounts and in form satisfactory from time to time to Landlord and Landlord's lender. All policies shall contain an endorsement or agreement by the insurer that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of Tenant which might otherwise result in a forfeiture of said insurance, and the further agreement of the insurer waiving all rights of setoff, counterclaim, or deduction against Tenant. Tenant will deliver certificates of insurance evidencing each policy to Landlord as soon as practicable after the placing of the required insurance, but not later than ten
(10) days prior to the date Tenant takes possession of all or any part of the Premises. All policies shall contain an undertaking by their insurers to notify Landlord and Landlord's lender in writing, by registered or certified U.S. Mail, return receipt requested, not less than thirty (30) days before any material change, reduction in the scope or limits of coverage, cancellation, or other termination thereof. All policies (except worker's compensation and employer's liability) shall name Landlord and Landlord's manager as additional insureds and shall be evidenced as such on a Certificate of Insurance issued to Landlord.

         Landlord reserves the right to periodically review the insurance coverages required by this Section 12.01 and to revise such requirements to reflect insurance industry practices or require other forms or amounts of insurance as may be reasonably required to reflect changes in insurance industry practices.


         SECTION 12.02. INSURANCE RATING.


         Tenant will not keep, use, sell or offer for sale in, or upon the Premises any article which may be prohibited by any insurance policy periodically in force covering the Building and the Leasehold Improvements. If Tenant's occupancy or business in or on the Premises, whether or not Landlord has consented to the same, results in any increase in premiums for the insurance periodically carried by Landlord with respect to the Building or the Leasehold Improvements, Tenant shall pay any such increase in premiums as Additional Rent within ten (10) days after being billed therefor by Landlord. As of the date it executed this Lease, Landlord was not aware of any reason why Tenant's occupancy or business would cause an increase in premiums.

         If any of the Landlord's insurance policies shall be canceled or cancellation shall be threatened or the coverage thereunder reduced or threatened to be reduced in any way because of the use of the Premises or any part thereof by Tenant or any assignee or subtenant of Tenant or by anyone Tenant permits on the Premises and, if Tenant fails to remedy the condition giving rise to such cancellation, threatened cancellation, reduction of coverage, or threatened reduction of coverage within forty-eight (48) hours after notice thereof, Landlord may, at its option, either terminate this Lease or enter upon the Premises and attempt to remedy such condition, and Tenant shall promptly pay the actual and reasonable cost thereof to Landlord as Additional Rent. Landlord shall not be liable for any damage or injury caused to any property of Tenant or of others located on the Premises resulting from such entry except to the extent caused by the negligence or willful misconduct of Landlord. If Landlord is unable or elects not to remedy such condition, then Landlord shall have all of the remedies provided for in this Lease in the event of a Default by Tenant. Notwithstanding the foregoing provisions of this Section, if Tenant fails to remedy as aforesaid within any applicable notice and cure period, Tenant shall be in Default of its obligations hereunder and Landlord shall have no obligation to remedy such Default.

         SECTION 12.03. LANDLORD'S INSURANCE.

         Landlord, as part of the Operating Expenses, shall obtain and keep in force the following insurance:

             (a) Commercial general liability insurance coverage on an "occurrence basis" against claims in or about the Building (other than the Premises) for personal injury, including without limitation, bodily injury, death and broad form property damage, in limits of $1,000,000 per occurrence and $2,000,000 aggregate;

             (b) Workmen's Compensation and Employer's Liability insurance;

             (c) Special Causes of Loss Insurance insuring the Landlord's interest in the Building and improvements therein in form satisfactory to Landlord and in an amount equal to the full replacement value of the Landlord's insurable interest in the Building;

             (d) Excess liability coverage in the amount of $5,000,000; and

             (e) Any other form or forms of insurance as Landlord, or Landlord's mortgagees may reasonably require from time to time in form, in amounts, and for insurance risks against which a prudent Landlord of a comparable size and in a comparable business would protect itself.

         Promptly after written request by Tenant (but no more frequently than once each calendar year), Landlord shall deliver Tenant a certificate of insurance evidencing the above coverages.


         SECTION 12.04. WAIVER OF SUBROGATION.


         All policies covering real or personal property which either party obtains affecting the Premises shall include, if possible, a clause or endorsement denying the insurer any rights of subrogation against the other party to the extent rights have been waived by the insured before the occurrence of injury or loss, if same are obtainable. Each party waives any rights of recovery against the other for injury or loss due to hazards covered by policies of insurance containing such a waiver of subrogation clause or endorsement to the extent of the injury or loss covered thereby.


                   PART 13 - DAMAGE BY FIRE OR OTHER CASUALTY

         SECTION 13.01. DAMAGE TO PREMISES.


         Tenant shall immediately notify Landlord of any damage to the Building which affects the Premises. If all or any portion of the Premises are damaged or destroyed by any casualty against which Tenant is required to be insured under
Section 12.01 of the General Lease Provisions, and if, in Landlord's reasonable opinion, (i) the Premises cannot be rebuilt or made fit for Tenant's purposes within one hundred eighty (180) days of the damage or destruction, or (ii) the proceeds from Tenant's insurance required to be maintained by Tenant pursuant to
Part 12 are insufficient to repair or restore the damage or destruction, then either Landlord or Tenant shall have the right, at the option of either party, to terminate this Lease by giving the other, within sixty (60) days after such damage or destruction, written notice of termination, and thereupon Rent and any other payments for which Tenant is liable under this Lease shall be apportioned and paid to the date of such damage, and Tenant shall immediately vacate the Premises; provided, however, that those provisions of this Lease which are designated to cover matters of termination and the period thereafter shall survive the termination hereof.


         SECTION 13.02. DAMAGE TO BUILDING.


         If the Building or any portion thereof is damaged or destroyed by any cause whatsoever, to the extent that, (a) in Landlord's reasonable judgment, it would not be economically feasible to repair or restore such damage or destruction, or (b) in Landlord's reasonable judgment, the damage or destruction to the Building cannot be repaired or restored within three hundred sixty (360) days after such damage or destruction, Landlord may, at its option, terminate this Lease by giving Tenant notice of such termination within sixty (60) days after such damage or destruction.


         SECTION 13.03. PARTIAL DAMAGE.

         In the event of partial destruction or damage to the Building or the Premises which is not subject to Section 13.01 or 13.02, but which renders the Premises partially, but not wholly untenantable, this Lease shall terminate as to the portion of the Premises which, in Landlord's reasonable opinion, cannot be used or occupied by Tenant as a result of such casualty and shall remain in effect as the remainder of the Premises. Landlord shall in such event, within a reasonable time after the date of such destruction or damage, subject to Tenant Delay and to the extent and availability of insurance proceeds, restore the Premises to as near the same condition as existed prior to such partial damage or destruction, provided that Tenant pays to Landlord Tenant's insurance proceeds as required in Section 13.05 of the General Lease Provisions. In no event shall Rent abate or shall any termination occur if damage to or destruction of the Premises is the result of either (i) a default by Tenant or
(ii) the negligence or willful act of Tenant, or Tenant's agents, employees, representatives, contractors, successors or assigns, licensees or invitees.


         SECTION 13.04. DAMAGE DURING LAST YEAR OF TERM.

         If the Building or the Premises or any material portion thereof is destroyed by fire or other causes at any time during the last year of the Term, then either Landlord or Tenant shall have the right, at the option of either party, to terminate this Lease by giving written notice to the other within sixty (60) days after the date of such destruction.


         SECTION 13.05. NO LANDLORD LIABILITY.

         Landlord shall have no liability to Tenant for inconvenience, loss of business, or annoyance arising from any repair of any portion of the Premises or the Building. If Landlord is required by this Lease or by any lender or lessor of Landlord to repair or if Landlord undertakes to repair, Tenant shall pay to Landlord that amount of Tenant's insurance proceeds which insures such damage as a contribution towards such repair, and Landlord shall use reasonable efforts to have such repairs made promptly and in a manner which will not unnecessarily interfere with Tenant's occupancy.


         SECTION 13.06. APPORTIONMENT OF RENT.

         In the event of termination of this Lease pursuant to this Part 13, then all Rent shall be apportioned and paid to the date on which possession is relinquished or the date of such damage, whichever last occurs, and Tenant shall immediately vacate the Premises according to such notice of termination; provided, however, that those provisions of this Lease which are designated to cover matters of termination and the period thereafter shall survive the termination hereof.


                             PART 14 - CONDEMNATION

         SECTION 14.01. ENTIRE BUILDING.


         In the event that the whole or substantially the whole of the Building and/or the Premises are taken or condemned for any public purposes, this Lease and the leasehold estate created hereby shall cease and terminate as of the date of such taking.

         SECTION 14.02. PORTION OF BUILDING.

         In the event that any portion of the Building shall be taken or condemned for any public purpose (whether or not such taking includes any portion of the Premises), which taking, in Landlord's sole judgment, shall interfere materially with Landlord's use and operation of the Building or is such that Landlord determines that the Building cannot be restored to usefulness in an economically feasible manner, then Landlord shall have the option to terminate this Lease, effective as of the date specified by Landlord in its notice of termination.


         SECTION 14.03. PORTION OF PREMISES.

         In the event that a portion, but less than substantially the whole, of the Premises should be taken or condemned for any public purpose, then this Lease shall be terminated as of the date of such taking as to the portion of the Premises so taken, and, unless Landlord exercises its option to terminate this Lease pursuant to Section 14.02 above, this Lease shall remain in full force and effect as to the remainder of the Premises. In such event, the Rent will be diminished by an amount representing the part of such amounts properly applicable to the portion of the Premises so taken. Further, in such event Tenant's Proportionate Share shall be recomputed based upon the remaining Rentable Area in the Premises and in the Building.


         SECTION 14.04. TERMINATION OF LEASE.

         In the event of the termination or partial termination of this Lease pursuant to the provisions of this Part 14, this Lease and the Term and the estate hereby granted shall expire as of the date of such termination in the same manner and with the same effect as if that were the date set for the normal expiration of the Term of this Lease, and the Rent shall be apportioned as of such date.


         SECTION 14.05. LANDLORD'S RIGHT TO AWARD.

         All awards, damages, and other compensation paid by the condemning authority on account of such taking or condemnation (or sale under threat of such a taking) shall belong to Landlord, and Tenant hereby assigns to Landlord all rights to such awards, damages and compensation. Tenant agrees not to make any claim against Landlord or the condemning authority for any portion of such award or compensation attributable to damages to the Premises, the value of the unexpired term of this Lease, the loss of profits or goodwill, leasehold improvements, or severance damages. Nothing contained herein, however, shall prevent Tenant from pursuing a separate claim against the condemning authority for the value of Non-Building Standard Leasehold Improvements paid entirely by the Tenant, furnishings, equipment, and trade fixtures installed in the Premises at Tenant's expense and for relocation expenses, provided that such claim does not in any way diminish the award or compensation payable to or recoverable by Landlord in connection with such taking or condemnation.


                       PART 15 - ASSIGNMENT AND SUBLETTING

         SECTION 15.01. RIGHTS OF TENANTS.

         (a) Tenant may not sell, assign, transfer, or hypothecate this Lease or any interest herein (either voluntarily or by operation of law, and including, if Tenant is a corporation, partnership or limited liability company, the sale or transfer of a controlling interest in Tenant), or sublet the Premises or any part thereof without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed except as provided herein. If Tenant should desire to assign this Lease or sublet the Premises (or any part thereof) and provided that Tenant is not then in Default hereunder, Tenant shall give Landlord written notice at least forty-five (45) days in advance of the date on which Tenant desires to make such assignment or sublease. Landlord shall then have a period of thirty (30) days following receipt of such notice within which to notify Tenant in writing that Landlord elects:

                  (1) to permit Tenant to assign or sublet such space, subject, however, to the subsequent written reasonable approval by Landlord of the instrument of assignment or sublease as to form and substance and of the proposed assignee or subtenant;

                  (2) to refuse, in Landlord's reasonable discretion, to consent to Tenant's assignment or subleasing of such space and to continue this Lease in full force and effect as to the entire Premises. If Landlord should fail to notify Tenant in writing of such election within such thirty (30) day period, Landlord shall be deemed to have elected option (2) above; or

                  (3) in the event Tenant desires to sublease for substantially all of the remaining Term of the Lease (including any sublease which expires during the last six (6) months of the Term) to recapture the space so affected as of the date specified by Tenant in its notice, in which event this Lease shall be terminated as to such space for a period equal to the term identified in Tenant's notice to Landlord.

         (b) Except as may be otherwise expressly set forth to the contrary, no assignment or subletting by Tenant shall relieve Tenant of Tenant's obligations under this Lease. Any attempted assignment or sublease by Tenant in violation of the terms and provisions of this Section 15.01 shall be void.

         (c) For the purposes of this Section 15.01, the following shall be deemed an assignment of this Lease.

                  (1) If Tenant is a corporation, the stock of which is not listed on a "national securities exchange" (as defined in the Securities Act of 1934), then the sale, issuance or transfer (whether cumulatively or in a single transaction), of stock by Tenant or the shareholders of record, as of the date hereof, the result of which either changes or makes possible the change in the voting control of Tenant; and

                  (2) If Tenant is a joint venture, partnership, limited liability company or other association (collectively referred to as the "Partnership"), the sale, issuance or transfer (whether cumulatively or in a single transaction) of ownership of the entity the result of which changes the management of the entity or the voting control of the entity.

         (d) Nothing herein shall be deemed to make an initial public offering of Tenant equivalent to an assignment of this Lease.


         SECTION 15.02. EXCESS RENT.

         If the rent agreed upon between Tenant and its proposed subtenant under any proposed sublease of the Premises (or any part hereof) is greater than the Base Rent or Adjusted Rent, as the case may be, that Tenant must pay Landlord hereunder for that portion of the Premises that is subject to such proposed sublease, fifty percent (50%) of such excess rent (after Tenant has deducted its reasonable expenses incurred in procuring said sublease) shall be considered Additional Rent owed by Tenant to Landlord, and shall be paid by Tenant to Landlord in the same manner that Tenant pays Rent under this Lease.


         SECTION 15.03. RIGHTS OF LANDLORD.

         Landlord may sell, transfer, assign, and convey, all or any part of the Building and/or the Land and any and all of its rights under this Lease, and in the event Landlord assigns its rights under this Lease, Landlord shall be released from any further obligations hereunder arising or accruing from and after the effective date of such transfer, and Tenant agrees to look solely to Landlord's successor in interest for performance of such obligations. Landlord shall promptly notify Tenant of any such sale, transfer, assignment or conveyance.

         SECTION 15.04.  AFFILIATE TRANSFER.

         Notwithstanding the provisions of Section 15.01 hereof, Tenant shall have the right, without the prior consent of Landlord, to assign its entire interest in this Lease to an Affiliate (hereinafter defined) so long as (i) the Affiliate delivers to Landlord, concurrently with such assignment, a fully executed original of the assignment and an assumption agreement whereby the Affiliate assumes and agrees to perform, observe and abide by the terms, conditions, obligations and provisions of this Lease applicable to Tenant and
(ii) the entity remains an Affiliate. Further, Tenant shall also have the right, without the prior consent of Landlord, to sublet all or any portion of the Premises to an Affiliate so long as (i) such sublease contains provisions stating that is subject to and subordinate to this Lease and to all matters to which this Lease is or shall be subordinate, and (ii) the entity remains an Affiliate. No subletting or assignment by Tenant made pursuant to this Section shall relieve Tenant of Tenant's obligations under this Lease. As used herein, the term Affiliate shall mean and collectively refer to (a) a corporation, individual or other entity which owns and controls all or a majority of the voting stock of Tenant (if it is a corporation) or controls the day-to-day decision making of Tenant (the "Parent"), or (b) a corporation or other entity in which either the Tenant or its Parent owns and controls all or a majority of the voting stock or ownership interests of the entity and is able to elect (by ownership of stock or proxy) the board of directors and the officers of the corporation, or (c) an Affiliate of the Parent, and/or (d) a successor or surviving corporation in the event of a merger, takeover or other form of business acquisition of the Tenant. A transfer permitted under this Section will be excluded from the provisions of Section 15.02 hereof. Tenant shall have the right to sublease up to one-half of one floor of the Premises to PowerTrust.com, Inc., a Delaware corporation ("PowerTrust"), provided that PowerTrust meets the definition of Affiliate set forth above at the time the sublease is made and that such sublease satisfies the other requirements set forth in this Section
15.04. The parties agree that the requirement that PowerTrust remain an Affiliate shall not be violated by a spin-off of PowerTrust. No such sublease to PowerTrust shall relieve Tenant of Tenant's obligations under this Lease.


                            PART 16 - INDEMNIFICATION

         The Tenant shall indemnify the Landlord and hold the Landlord harmless from and against all loss or liability for or on account of any injury (including death) or damage received or sustained by any person or persons (including the Landlord and any employee, agent or invitee of Landlord or any of them) to the extent that such loss or liability is caused by reason of a Default by Tenant hereunder or any negligent act or omission on the part of the Tenant or any agent, employee, representative, business visitor or invitee of the Tenant.

         The Landlord shall indemnify the Tenant and hold the Tenant harmless from and against all loss or liability for or on account of any injury (including death) or damage received or sustained by any person or persons (including Tenant or any employee, agent or invitee of the Tenant or any of them) to the extent that such loss or liability is caused by reason of any negligent act or omission on the part of Landlord or any agent, employee, representative or business visitor of Landlord.

         If either Landlord or Tenant (the "Indemnitee") is made a party to any litigation commenced against the Indemnitee which falls within the scope of the foregoing indemnities, then the other party (the "Indemnitor") shall pay all costs and expenses, including reasonable attorneys' fees and court costs, imposed upon or actually and reasonably incurred by Indemnitee because of any such litigation, and the amount of such costs and expenses, including reasonable attorneys' fees and court costs, shall be deemed an obligation owing by Indemnitor to Indemnitee.


                       PART 17 - SURRENDER OF THE PREMISES

         SECTION 17.01. CONDITION OF PREMISES.

         Upon expiration of the Term or other termination of this Lease for any cause whatsoever, Tenant shall peacefully vacate the Premises in as good order and condition as the same were at the beginning of the Term or may thereafter have been improved by Landlord or Tenant, except for reasonable use and wear thereof and damage to the Premises by fire or other casualty or condemnation.


         SECTION 17.02. TENANT HOLDOVER.

         In the event that Tenant shall not immediately surrender the Premises on the Expiration Date of the Term, Tenant, at the option of Landlord, shall become a month-to-month Tenant at one hundred fifty percent (150%) of the Rent in effect during the last month of the Term and subject to all of the terms, conditions, covenants and agreements of this Lease. Tenant shall give to Landlord at least thirty (30) days' written notice of any intention to quit the Premises during any such holdover tenancy, and Tenant shall be entitled to thirty (30) days' written notice to quit the Premises during any such holdover tenancy, unless Tenant is in Default hereunder, in which event Tenant shall not be entitled to any notice to quit, the usual thirty (30) days' written notice to quit being hereby expressly waived. Notwithstanding the foregoing provisions of this Section, in the event that Tenant shall hold over after the expiration of the Term, then at any time prior to Landlord's acceptance of Rent from Tenant as a monthly Tenant hereunder, Landlord, at its option, may forthwith re-enter and take possession of the Premises without process, or by any legal process in force in the Commonwealth of Virginia. Tenant shall be liable to Landlord for all damage which Landlord suffers because of any holding over by Tenant, and Tenant shall indemnify Landlord against all claims made against Landlord resulting from Landlord's delay in delivering possession of the Premises to any other Tenant or prospective Tenant.


                         PART 18 - ESTOPPEL CERTIFICATES

         Tenant shall execute and return within ten (10) business days any certificate or agreement that Landlord may request from time to time, stating that this Lease is unmodified and in full force and effect, or in full force and effect as modified, and stating the modification. The certificate also shall state (i) that all work has been completed, and the work and the Premises are accepted as satisfactory except for items listed on a punchlist, if any, attached to such certificate; (ii) the amount of Base Rent and Additional Rent and the dates on which Rent commenced to accrue and to which the Rent has been paid in advance, and the amount of any security deposit or prepaid Rent; (iii) that Tenant is paying Rent on a current basis; (iv) that Tenant is in full and complete possession of the Premises and doing business; (v) that there is no present default on the part of Landlord, or attach a memorandum stating any such instance of default; (vi) that Tenant has not advanced any amounts to or on behalf of Landlord which have not been reimbursed; (vii) that Tenant has no rights to setoff and no defense or counterclaim against enforcement of its obligations under the Lease, including the payment of Rent; (viii) that Tenant understands that this Lease has been collaterally assigned to Landlord's mortgagee as security for a loan to Landlord and that Rent may not be prepaid other than as may be provided for in this Lease nor may this Lease be amended, modified, or waived so as to have a material impact on the financial obligations of either Tenant or Landlord without such mortgagee's prior written approval;
(ix) that there are no actions, whether voluntary or otherwise, pending against Tenant under the bankruptcy laws of the United States or any state thereof; (x) that Tenant has no other notice of any sale, transfer or assignment of this Lease or of the Rent; and (xi) any other fact pertaining to Tenant's interest in this Lease which Landlord, or Landlord's mortgagee, may request. Failure to deliver the certificate within ten (10) business days shall be conclusive upon Tenant for the benefit of Landlord and any successor to Landlord that this Lease is in full force and effect and has not been modified except as may be represented by the party requesting the certificate. Any such certificate may be relied upon by any prospective purchaser, any ground lessor, or any beneficiary under the deed of trust on the Building, the underlying land, or any part thereof.

                     PART 19 - SUBORDINATION AND ATTORNMENT

         SECTION 19.01. SUBORDINATION.

         This Lease is subject and subordinate to any deeds of trust or other security instruments which may from time to time during the Term cover the Building, the underlying land, or any interest of Landlord therein, and to any advances made on the security thereof, and to any refinancings, increases, renewals, modifications, consolidations, replacements, and extensions of any of such deeds of trust or security instruments. This provision is declared by Landlord and Tenant to be self-operative and no further instrument shall be required to effect such subordination of this Lease. Upon demand, however, Tenant shall execute, acknowledge, and deliver to Landlord any further instruments and certificates evidencing such subordination as Landlord, or the holder of any deed of trust covering the Building, the underlying land, or any interest of Landlord therein, may reasonably require. This Lease is further subject and subordinate to all ground or primary leases hereafter in existence and affecting the Building or the underlying land and to any modifications and extensions thereof.


         SECTION 19.02. ATTORNMENT.

         Notwithstanding the generality of the foregoing provisions of Section
19.01 hereof, any such mortgagee shall have the right, unilaterally, at any time fully or partially to subordinate any such deeds of trust or other security instruments to this Lease on such terms and subject to such conditions as such mortgagee may consider appropriate in its discretion, and upon any request, by such mortgagee, Tenant shall execute an instrument confirming any such full or partial subordination by any mortgagee. At any time, before or after the institution of any proceedings for the foreclosure sale under any deed of trust or other security instrument, or the conveyance of the Building under any deed of trust or other security instrument, Tenant shall attorn to the purchaser upon any such sale or to the grantee under any deed in lieu of foreclosure and shall recognize such purchaser or grantee as Landlord under this Lease without any change in the terms or other provisions of this Lease. Tenant hereby waives the right, if any, to elect to terminate this Lease or to surrender possession of the Premises in the event of foreclosure of any deed of trust or security instrument (or any transfer in lieu thereof). The foregoing agreement of Tenant to attorn shall survive any foreclosure sale or conveyance in lieu thereof. Tenant shall upon demand at any time, before or after any such foreclosure sale or conveyance in lieu thereof, execute, acknowledge, and deliver to Landlord's mortgagee or any successor thereof or any then-owner of the Building any written instruments and certificates evidencing such attornment as Landlord's mortgagee may reasonably require.


         SECTION 19.03. NON-DISTURBANCE AGREEMENT.

         Landlord agrees to use commercially reasonable efforts to obtain from the mortgagee for the existing indebtedness (the "Existing Indebtedness") and in the event of a future financing (the "New Financing") of the Landlord's interest in the Building and/or the land upon which the Building is situated a Subordination, Non-Disturbance and Attornment Agreement on the mortgagee's standard form which provides that, in the event of a foreclosure or a transfer in lieu thereof, Tenant will not be disturbed in its possession of the Premises in accordance with this Lease so long as (i) no Default has occurred on the part of Tenant under this Lease; and (ii) Tenant attorns to the purchaser or transferee as landlord under this Lease, in which case this Lease shall, notwithstanding the foreclosure or transfer in lieu thereof, continue in full force and effect upon and subject to all terms, covenants, conditions, and obligations of this Lease.


                            PART 20 - QUIET ENJOYMENT

         Provided Tenant performs all of Tenant's obligations under this Lease, including the payment of Rent, Tenant shall, during the Term, peaceably and quietly enjoy the Premises without disturbance from Landlord or any other persons acting by, through, or under Landlord; subject, however, to (i) the terms of this Lease; (ii) the deeds of trust, ordinances, restrictive covenants, leases, easements, and other agreements or encumbrances now or hereafter affecting the Building or the land on which the Building is situated; (iii) the right of Landlord to construct on its property any additional buildings or other improvements now or hereafter permitted by the governmental authorities having jurisdiction over Landlord's property; (iv) the right of Landlord to relocate parking spaces for the Building or for the Premises so long as the relocated parking area remains reasonably accessible to the Premises, conduct renovations to the Building or make alterations to the Building so long as Landlord's exercise of these rights does not substantially interfere with Tenant's use of the Premises; and (v) the right of the Landlord to enter upon the Premises for purposes of general inspection or during the final twelve (12) months of the Term future leasing of the Premises. This covenant and all other covenants of Landlord in this Lease shall be binding upon Landlord and its successors only with respect to breaches occurring during its and their respective ownership of Landlord's interest hereunder.


                         PART 21 - SIGNS AND FURNISHINGS

         SECTION 21.01. SIGNS AND ADVERTISEMENTS.

         No sign, advertisement, or notice referring to Tenant shall be inscribed, painted, affixed, or otherwise displayed on any part of the exterior or the interior of the Building, except those installed by Landlord on the directories and the entrance door to the Premises and such other areas, if any, as Landlord may determine. If Tenant exhibits or installs any sign, advertisement or notice not permitted hereunder, Landlord shall have the right to remove the same at Tenant's expense. Landlord reserves the right to affix, install, and display signs, advertisements, and notices on any part of the exterior or interior of the Building.

         Notwithstanding the foregoing, Tenant, at its sole cost and expense, shall have the non-exclusive right to display a sign on the exterior of the Building facing the Dulles Toll Road, subject to Landlord's approval, in accordance with all governmental authorities, so long as Tenant is the largest or second largest tenant of the Building as determined by the amount of Rentable Area of the Building leased. Tenant is solely responsible for the maintenance, repair and replacement of said sign.


         SECTION 21.02. FURNISHINGS.

         Landlord shall have the right to prescribe the weight and position of safes and other heavy equipment and fixtures, which, if considered necessary by Landlord, shall be installed in such manner as Landlord directs in order to distribute their weight adequately. In no event shall Tenant place on any part of the floor of the Premises a load exceeding 80 pounds per square foot which such floor was designed to carry and which is allowed by law. Any and all damage or injury to the Premises or the Building caused by moving such heavy equipment or fixtures or the same being in or upon the Premises, shall be repaired by and at the sole cost of Tenant. All furniture, equipment, and other bulky matter of any description shall be delivered to the Premises only through the designated service entrance of the Building and the designated service elevator during normal business hours or as otherwise directed or scheduled by Landlord. All moving of furniture, equipment, and other materials shall be under the supervision of Landlord, who shall not, however, be responsible for any damage to or charges for moving the same, except to the extent caused by the negligence or willful misconduct of Landlord or its agents, representatives or employees. Tenant agrees to remove promptly from the sidewalks adjacent to the Building any of Tenant's furniture, equipment, or other material there delivered or deposited.


                         PART 22 - DEFAULTS AND REMEDIES

         SECTION 22.01. EVENTS OF DEFAULT.

         The occurrence of any one or more of the following events shall constitute a Default or an Event of Default under this Lease: (a) if Tenant fails to pay any Rent hereunder as and when such Rent becomes due and such failure shall continue for more than five (5) business days after

Landlord gives Tenant written notice of past due Rent; (b) if Tenant fails to pay Rent on time more than twice in any period of twelve (12) months, notwithstanding that such payments have been made within the applicable cure period; (c) if Tenant permits to be done anything which creates a lien upon the Premises and fails to discharge, or bond such lien or post such security with Landlord as is required by Part 10 hereof; (d) if Tenant violates the provisions of Part 15 hereof by making an unpermitted assignment or sublease; (e) if Tenant fails to maintain in force all policies of insurance required by this Lease and any such failure shall continue for more than ten (10) days after Landlord gives Tenant written notice of such failure; (f) if any petition is filed by or against Tenant under any present or future section or chapter of the Bankruptcy Code, or under any similar law or statute of the United States or any state thereof (which, in the case of an involuntary proceeding, is not discharged, dismissed, stayed, or vacated, as the case may be, within sixty (60) days of commencement), or if any order for relief shall be entered against Tenant in any such proceedings; (g) if Tenant becomes insolvent or makes a transfer in fraud of creditors or makes an assignment for the benefit of creditors; (h) if a receiver, custodian, or trustee is appointed for the Premises or for all or substantially all of the assets of Tenant, which appointment is not vacated within sixty (60) days following the date of such appointment; (i) if Tenant fails to perform or observe any other term of this Lease and such failure shall continue for more than thirty (30) days after Landlord gives Tenant notice of such failure, or, if such failure cannot be corrected within such thirty (30) day period, if Tenant does not commence to correct such default within said thirty (30) day period and thereafter diligently prosecute the correction of same to completion within a reasonable time and in any event prior to the time failure to complete such correction could cause Landlord to be subject to prosecution for violation of any law, rule, ordinance or regulation or causes, or could cause a default under any deed of trust, mortgage, underlying lease, tenant lease or other agreement applicable to the Building or the land upon which it is situated; or (j) if Tenant fails to perform a particular provision (other than the payment of Rent) of this Lease more than three (3) times in any period of twelve (12) months, notwithstanding that Tenant has corrected any previous failures within the applicable cure period.


         SECTION 22.02. REMEDIES.

         Upon the occurrence of any Event of Default, Landlord shall have the right, at Landlord's option, to terminate this Lease. With or without terminating this Lease, Landlord may re-enter and take possession of the Premises and the provisions of this Section 22.02 shall operate as a notice to quit, any other notice to quit or of Landlord's intention to re-enter the Premises being hereby expressly waived. If necessary, Landlord may proceed to recover possession of the Premises under and by virtue of the laws of the Commonwealth of Virginia or by such other proceedings, including re-entry and possession, as may be applicable. If Landlord elects to terminate this Lease, everything contained in this Lease on the part of Landlord to be done and performed shall cease without prejudice; subject, however, to the right of Landlord to recover from Tenant all Rent and other sums accrued up to the time of termination or recovery of possession by Landlord, whichever is later. Whether or not this Lease is terminated by reason of Tenant's Default, Landlord shall use commercially reasonable efforts, but shall not be obligated to, relet the Premises for such rent and upon such terms as are not unreasonable under the circumstances and, if the entire Rent provided in this Lease plus the costs, expenses, and damages hereafter described shall not be realized by Landlord, Tenant shall be liable for all damages sustained by Landlord, including, without limitation, deficiencies in Base Rent, Adjusted Rent and Additional Rent, the value of any rent abatement, tenant allowance or other payments made to Tenant, attorney's fees and expenses reasonably incurred, brokerage fees, and the expense of placing the Premises in rentable condition comparable to the condition the Premises were in on the Commencement Date or as subsequently improved and the expense of making any minor repairs or alterations necessary to put the Premises in a condition reasonably acceptable to a new tenant. Landlord shall in no way be responsible or liable for any failure to collect any rent due and/or accrued from such reletting, to the end and intent that Landlord may elect to hold Tenant liable for the Base Rent, Adjusted Rent, and Additional Rent, and any and all other items of cost and expense which Tenant shall have been obligated to pay throughout the remainder of the Term. Any damages or loss of rent sustained by Landlord may be recovered by Landlord, at Landlord's option, at the time of the reletting, or in separate actions, from time to time, as said damage shall have been made more easily ascertainable by successive relettings, or, at Landlord's option, may be deferred until the expiration of the Term, in which event Tenant hereby agrees that the cause of action shall not be deemed to have accrued until the date of

Expiration of the Term. The provisions contained in this Section 22.02 shall be in addition to, and shall not prevent the enforcement of, any claim Landlord may have against Tenant for anticipatory breach of this Lease.


         SECTION 22.03. REMEDIES CUMULATIVE.

         All rights and remedies of Landlord set forth herein are in addition to all other rights and remedies available to Landlord at law or in equity. All rights and remedies available to Landlord hereunder or at law or in equity are expressly declared to be cumulative. The exercise by Landlord of any such right or remedy shall not prevent the concurrent or subsequent exercise of any such right or remedy. No delay in the enforcement or exercise of any such right or remedy shall constitute a waiver of any Default by Tenant hereunder or of any of Landlord's rights or remedies in connection therewith. Landlord shall not be deemed to have waived any Default by Tenant hereunder unless such waiver is set forth in a written instrument signed by Landlord. If Landlord waives in writing any Default by Tenant, such waiver shall not be construed as a waiver of any covenant, condition, or agreement set forth in this Lease except as to the specific circumstances described in such written waiver.


         SECTION 22.04. NO ACCEPTANCE OR SURRENDER.

         No act or thing done by Landlord or its agents during the Term shall constitute an acceptance of an attempted surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless made in writing and signed by Landlord. No re-entry or taking possession of the Premises by Landlord shall constitute an election by Landlord to terminate this Lease, unless a written notice of such intention is given to Tenant. Notwithstanding any such reletting or re-entry or taking possession, Landlord may at any time thereafter terminate this Lease for a previous Default. Landlord's acceptance of Rent following an Event of Default hereunder shall not be construed as a waiver of such Event of Default. No waiver by Landlord of any breach of this Lease shall constitute a waiver of any other violation or breach of any of the terms hereof. Forbearance by Landlord to enforce one or more of the remedies herein provided upon a breach hereof shall not constitute a waiver of any other breach of this Lease.


         SECTION 22.05.  CUSTOMS AND PRACTICES.

         No custom or practice which may develop between the parties in the administration of the terms of this Lease shall be construed to waive or lessen Landlord's or Tenant's right to insist upon strict performance of the terms of this Lease.


         SECTION 22.06.  PAYMENT OF TENANT'S OBLIGATIONS BY LANDLORD.

         In the Event of Default, Landlord may, but shall not be required to, make such payment or do such act required to be performed by Tenant. If Tenant fails to act and Landlord makes such payment or does such act, all costs and expenses actually and reasonably incurred by Landlord, plus interest thereon at the Default Rate from the date paid by Landlord to the date of payment thereof by Tenant, shall be paid by Tenant to Landlord within ten (10) days of written demand therefor. The taking of such action by Landlord shall not be considered as a cure of such Default by Tenant or to prevent Landlord from pursuing any remedy it is otherwise entitled to in connection with such Default.


         SECTION 22.07. DEFAULT BY LANDLORD.

         Tenant agrees to give written notice of any default by Landlord under this Lease to any lender of Landlord secured by the Premises upon request thereof by such lender and a reasonable time within which to cure such default prior to Tenant taking any action to remedy such default or cancel the Lease.

                           PART 23 - SECURITY DEPOSIT

         SECTION 23.01. APPLICATION OF SECURITY DEPOSIT.

         Within five (5) business days of the full execution of this Lease, Tenant shall deliver to Landlord the sum stipulated in the Basic Lease Information as a Security Deposit. If Tenant fails to timely deliver said Security Deposit, Landlord shall have the right to terminate this Lease by notice to Tenant. Landlord shall not be required to maintain such deposit in a separate account. If the Security Deposit is in the form of cash, it shall accumulate simple interest for the benefit of Tenant at a rate of three percent (3%), less any applicable bank fees. In the event that there is an increase in the Rentable Area of the Premises during the Term, then Tenant, upon demand from Landlord, shall immediately deposit with Landlord an additional sum of money to become part of the Security Deposit equal to the product of the square foot increase in Rentable Area of the Premises times the (i) Base Rent or Adjusted Rent, as the case may be, or (ii) the Base Rent agreed to by Landlord and Tenant for such square foot increase, as either (i) or (ii) may be applicable, calculate on a one (1) month basis. The Security Deposit shall be security for the performance by Tenant of all of Tenant's obligations, covenants, conditions, and agreements under this Lease. Within thirty (30) days after the expiration of the Term, and provided Tenant has vacated the Premises and is not then in Default hereunder, Landlord shall return the Security Deposit to Tenant, less such portion thereof as Landlord shall have appropriated to satisfy any Default by Tenant hereunder. In the event of any Default by Tenant hereunder, Landlord shall have the right, but shall not be obligated to use, apply or retain all or any portion of the Security Deposit for (i) the payment of any Base Rent, Adjusted Rent, Additional Rent or any other sum as to which Tenant is in Default, (ii) the payment of any amount which Landlord may spend or become obligated to spend to repair physical damage to the Premises or the Building pursuant to Part 11 hereof, or (iii) the payment of any amount Landlord may spend or become obligated to spend or for compensation of Landlord for any losses incurred by reason of Tenant's Default, including, but not limited to, any damage or deficiency arising in connection with the reletting of the Premises. If any portion of the Security Deposit is so used or applied, within ten (10) business days after written notice to Tenant of such use or application, Tenant shall deposit with Landlord an amount sufficient to restore the Security Deposit to its original amount, and Tenant's failure to do so shall constitute a Default under this Lease.


         SECTION 23.02. TRANSFER OF SECURITY DEPOSIT.

         In the event of the sale or transfer of Landlord's interest in the Building, Landlord shall have the right to transfer the Security Deposit to the purchaser or assignee, in which event Tenant shall look only to the new landlord for the return of the Security Deposit (subject to the provisions of this Lease), and Landlord shall thereupon be released from all liability to Tenant for the return of the Security Deposit.


         SECTION 23.03. LETTER OF CREDIT.

         Provided the conditions of this Section 23.03 have been satisfied, Tenant shall have the right to post a letter of credit in the amount of the Security Deposit as the Security Deposit. The letter of credit shall (i) be issued by a federally insured bank having an office in the Washington, D.C. metropolitan area which bank is reasonably acceptable to Landlord; (ii) be irrevocable; (iii) authorize the Landlord to draw by its sight draft accompanied by a certificate by Landlord (or its representative) that Landlord is entitled to draw upon the same pursuant to provisions of this Lease, and (iv) by its terms not expire prior to the first year anniversary of the Rent Commencement Date. At least thirty (30) days prior to the expiration of the Letter of Credit, Tenant shall deliver to Landlord one of the following (i) cash in an amount equal to the Security Deposit, (ii) an amendment to the letter of credit extending the expiry date for an additional year, or (iii) a new letter of credit complying with the terms of this Section 23.03 which has an expiry date of at least one year from the date of expiration of the existing letter of credit. Should Tenant deliver either a new letter of credit or cash in lieu of the letter of credit, then, Landlord will return the letter of credit to Tenant. The failure of Tenant to deliver Landlord an extension of the letter of credit, a new letter of credit or cash in lieu of the letter of credit, at least thirty (30) days prior to the expiration of the date of the letter of credit Landlord is holding as a Security Deposit shall entitle Landlord to draw upon the letter of credit and hold such proceeds pursuant to the provisions of
Section 23.01 hereof.


         SECTION 23.04. REDUCTION OF SECURITY DEPOSIT.

         Provided that no monetary Event of Default has occurred during the twelve (12) months prior to each of the following dates, the required Security Deposit shall be reduced in accordance with the chart listed below. If the Security Deposit is in the form of cash, then within thirty (30) days of each date set forth below, Landlord shall return to Landlord such amount, including any accrued interest, necessary to reduce the Security Deposit to the Adjusted Security Deposit.

         Effective Date                                     Adjusted Security Deposit
         --------------                                     -------------------------
         First anniversary of the Rent Commencement Date            $250,000.00
         Second anniversary of the Rent Commencement Date           $200,000.00
         Third anniversary of the Rent Commencement Date            $150,000.00
         Fourth anniversary of the Rent Commencement Date           $100,000.00


                 PART 24 - LANDLORD'S LIEN AND SECURITY INTEREST

         Landlord shall have a lien upon, and Tenant hereby grants to Landlord a security interest in, all personal property and equipment of Tenant located in the Premises and purchased in whole or in part with the Tenant Allowance (including, without limitation, the systems furniture and case goods purchased from Computer Associates), as security for the payment of all Rent and the performance of all other obligations of Tenant required by this Lease. At any time after a Default by Tenant hereunder, Landlord may seize and take possession of any and all such personal property and equipment. If Tenant fails to redeem the personal property and equipment so seized by payment of all sums then due and unpaid Landlord under and by virtue of this Lease, Landlord shall have the right, after twenty (20) days' written notice to Tenant, to sell such personal property and equipment so seized at public or private sale and upon such terms and conditions as to Landlord may appear advantageous. After the payment of all proper charges incident to such sale, the proceeds thereof shall be applied to the payment of any and all sums due to Landlord pursuant to this Lease. In the event there shall be any surplus remaining after the payment of all sums due to Landlord, such surplus shall be held by Landlord and applied in payment of future Rent as it becomes due, and any surplus remaining after payment of all such Rent shall be paid over to Tenant. Landlord shall have all of the rights and remedies of a secured party under the Virginia Uniform Commercial Code, and, upon request by Landlord, Tenant shall execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof. A photographic reproduction of this Lease shall be sufficient as a financing statement, but shall be filed as such only in the event Tenant fails to execute and deliver a financing statement requested by Landlord hereunder within five (5) business days of such request.


                   PART 25 - ATTORNEYS FEES AND LEGAL EXPENSES

         In any action or proceeding brought by either party against the other under this Lease, the prevailing party shall be entitled to recover from the other party reasonable attorneys fees, and other reasonable legal expenses and court costs incurred by such prevailing party in such action or proceeding as the court may find to be reasonable.


                                PART 26 - NOTICES

         Any notice, demand, request, consent, approval or other communication which either party hereto is required or desires to give or make or communicate to the other shall be in writing and shall be given or made or communicated by United States registered or certified mail or by any overnight or express mail service which provide receipts to indicate delivery, addressed to the parties hereto at the respective addresses specified in the Basic Lease Information, or at such other address as they have subsequently specified by written notice.

         All notices shall be effective upon being deposited in the manner prescribed above, however, the time period in which a response to such notice must be given shall commence to run from the date of receipt by the addressee thereof as shown on the return receipt of the notice. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given, shall be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver.


                             PART 27 - MISCELLANEOUS

         SECTION 27.01. NO PARTNERSHIP.

         Nothing contained in this Lease shall be construed as creating a partnership or joint venture of or between Landlord and Tenant, or to create any other relationship between the parties hereto other than that of landlord and tenant.


         SECTION 27.02. BROKERS.

         Landlord recognizes the Broker as the Broker under this Lease and shall pay the Broker a commission pursuant to a separate agreement between the Broker and Landlord, Landlord and Tenant each represent and warrant to the other that, except as provided above, neither of them has employed or dealt with any broker, agent or finder in carrying on the negotiations relating to this Lease. In the event of a breach by a party of their foregoing representation and warranty (the "Defaulting Party"), the Defaulting Party shall indemnify and hold the other party harmless from and against any claim or claims, damages or expenses (including any claims for brokerage or other commissions asserted by any broker, agent, or finder fees) which may arise as a result of such breach.


         SECTION 27.03. SEVERABILITY.

         Every agreement contained in this Lease is, and shall be construed as, a separate and independent agreement. If any term of this Lease or the application thereof to any person or circumstances shall be invalid and unenforceable, the remainder of this Lease, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected.


         SECTION 27.04. TRIAL BY JURY.

         Landlord and Tenant each hereby waive trial by jury in any action, proceeding or counterclaim brought by either of them against the other in connection with any matter arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant hereunder, Tenant's use or occupancy of the Premises, or any claim of injury or damage.


         SECTION 27.05. FORCE MAJEURE.

         Whenever a period of time is herein prescribed for action to be taken by a party, the party shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other cause of any kind whatsoever which is beyond the reasonable control of the party. However, the failure or inability to obtain or have funds required for a performance of a party's obligation shall not be a basis of force majeure. Force Majeure shall not be applicable to Tenant's obligation to pay Rent hereunder as and when it is due and payable. Nor shall Force Majeure modify the rights of Tenant under Part 8 hereof.


         SECTION 27.06. CAPTIONS.

         The article, part, and section headings contained in this Lease are for convenience only and shall not enlarge or limit the scope or meaning of the provisions hereof. Words of any gender used in this Lease shall include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.


         SECTION 27.07. BENEFIT AND BURDEN.

         If there be more than one Tenant or Landlord, the obligations hereunder imposed upon Tenant or Landlord, as the case may be, shall be joint and several, and all agreements and covenants herein contained shall be binding upon the respective heirs, personal representatives, successors, and, to the extent permitted under this Lease, assigns of the parties hereto.


         SECTION 27.08. NO REPRESENTATIONS BY LANDLORD.

         Neither Landlord nor Landlord's agents or brokers have made any representations or promises with respect to the Premises or the Building except as herein expressly set forth and all reliance with respect to any representations or promises is based solely on those contained herein. No rights, easements, or licenses are acquired by Tenant under this Lease by implication or otherwise except as expressly set forth in this Lease.


         SECTION 27.09. ENTIRE AGREEMENT.

         This Lease sets forth entire agreement between the parties and cancels all prior negotiations, arrangements, brochures, agreements, and understandings, if any, between Landlord and Tenant regarding the subject matter of this Lease. No amendment or modification of this Lease shall be binding or valid unless expressed in a writing executed by both parties hereto.


         SECTION 27.10. NO OFFER.

         The submission of this Lease to Tenant shall not be construed as an offer, nor shall Tenant have any rights with respect thereto unless Landlord executes a copy of this Lease and delivers the same to Tenant.


         SECTION 27.11. AUTHORITY.

         If Tenant signs as a corporation, each of the persons executing this Lease on behalf of Tenant represents and warrants that Tenant is a duly organized and existing corporation, that Tenant has been and is qualified to do business in the Commonwealth of Virginia, that the corporation has full right and authority to enter into this Lease, and that all persons signing on behalf of the corporation were authorized to do so by appropriate corporate actions. If Tenant signs as a partnership, trust, or other legal entity, each of the persons executing this Lease on behalf of Tenant represents and warrants that Tenant has complied with all applicable laws, rules, and governmental regulations relative to its right to do business in the Commonwealth of Virginia, that such entity has the full right and authority to enter into this Lease, and that all persons signing on behalf of the Tenant were authorized to do so by any and all necessary or appropriate partnership, trust, or other actions. Each of the persons executing this Lease on behalf of a Landlord entity represents and warrants that such entity has complied with all applicable laws, rules, and governmental regulations relative to its right to do business in the Commonwealth of Virginia, that such entity has the full right and authority to enter into this Lease, and that all persons signing on behalf of such entity were authorized to do so by any and all necessary or appropriate partnership, trust, or other actions.


         SECTION 27.12. CHANGES REQUESTED BY LENDER.

         If, in connection with obtaining financing for the Building, any lender shall request reasonable modifications in this Lease as a condition for such financing, Tenant will not unreasonably withhold, delay, or defer its consent thereto, provided such modifications do not increase the obligations of Tenant hereunder or adversely affect either the leasehold interest hereby created or Tenant's use and enjoyment of the Premises.


         SECTION 27.13. GOVERNING LAW AND CONSTRUCTION.

         This Lease shall be governed by and construed under the laws of the Commonwealth of Virginia. This Lease consists of three (3) parts, the Basic Lease, General Lease Provisions and Exhibits which are to be read together as a complete integrated document. Printed parts of this Lease shall be as binding on the parties hereto as other parts hereof. Parts of this Lease which are written or typewritten shall have no greater force or effect than and shall not control parts which are printed, but all parts shall be given equal effect. Tenant declares that Tenant has read and understands all parts of this Lease, including all printed parts thereof. Should any provision of this Lease require judicial interpretation, it is agreed that the court interpreting or considering same shall not apply the presumption that the terms hereof shall be more strictly construed against a party by reason of the rule or conclusion that a document should be construed more strictly against the party who itself or through its agents prepared the same, it being agreed that all parties hereto have participated in the preparation of this Lease and that each party had full opportunity to consult with legal counsel of its choice before the execution of this Lease.


         SECTION 27.14. LANDLORD'S LIABILITY.

         Anything contained in this Lease to the contrary notwithstanding, Tenant agrees that Tenant shall look solely to the estate and property of Landlord in the Building and the land upon which is situated for the collection of any judgment or other judicial process requiring the payment of money by Landlord for any default or breach by Landlord under this Lease, subject, however, to the prior rights of any mortgagee or lessor of the Building and land upon which the Building is situated. No other assets of Landlord or any partners, shareholders, or other principals of Landlord shall be subject to levy, execution or other judicial process for the satisfaction of Tenant's claim.


         SECTION 27.15. USE OF NAME OF BUILDING.

         Tenant shall not, without prior written consent of Landlord, use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant on the Premises, and Tenant shall not do or permit the doing of anything in connection with Tenant's business or advertising which in the reasonable judgment of Landlord may reflect unfavorably on Landlord or the Building or confuse or mislead the public as to any apparent connection or relationship between Tenant and Landlord, the Building or the land upon which it is situated.


         SECTION 27.16. CHANGES BY LANDLORD.

         Landlord shall have the unrestricted right to make changes to all portions of the Building, without materially or adversely affecting Tenant's access to or use of the Premises (of which the Building and land upon which it is situated are a part) in Landlord's reasonable discretion for the purpose of improving access of or security to the Building or the flow of pedestrian vehicular traffic therein. Landlord shall be entitled to change the name or address of the Building (subject to Landlord's obligation to reimburse Tenant up to $500 for replacement of Tenant's stationery as provided herein). Landlord shall have the right to close, from time to time, the common areas of the land upon which the Building is situated, for such temporary periods as Landlord deems legally sufficient to evidence Landlord's ownership and control thereof and to prevent any claim of adverse possession by, or any implied or actual dedication to the public or any party other than Landlord.


         SECTION 27.17. TIME OF ESSENCE.

         Time is of the essence in this Lease.


         SECTION 27.18.  SATELLITE DISH.

         (a) Tenant shall have the right, subject to the provisions of this Section, to install, at its sole cost and expense, upon the roof of the Building a satellite dish antenna. Tenant shall pay to Landlord, on a monthly basis as Additional Rent, a fee of $300.00 per month for the use of the roof of the Building for the antenna. The location of the antenna shall be mutually agreed upon by Landlord and Tenant prior to the Commencement Date. The size, design, and appearance of the antenna shall be subject to the approval of all applicable governmental authorities and Landlord. No roof penetrations shall be permitted or made.

         (b) In the event that Tenant constructs the antenna then, such construction shall be subject to all of the provisions of this Lease. Tenant further agrees that the provisions of Part 9 hereof shall apply to Tenant's use of the roof for the installation and operation of the antenna. Tenant shall maintain the antenna and the portion of the roof upon which is situated in a good, clean and proper condition and will, at the end of the Term, remove the antenna and will return the building to its original appearance where the antenna was located subject to Landlord's approval.

                              EXHIBIT "D" TO LEASE

                                     Between

              FIRST CAMPBELL ASSOCIATES, L.C., LOUDOUN CENTER L.C.,
           FAIRFAX CORNER ASSOCIATES L.C., BLUE RIDGE ASSOCIATES L.C.,
              MIRROR RIDGE ASSOCIATES L.C. AND KING STREET II L.C.
                           (collectively, "Landlord")

                                       and

                          DIGITAL COMMERCE CORPORATION
                                   ("Tenant")


                              Rules and Regulations


         This Exhibit "D" is attached to and made a part of that Office Lease Agreement dated January 24, 2000 (the "Lease"), between FIRST CAMPBELL ASSOCIATES, L.C., LOUDOUN CENTER L.C., FAIRFAX CORNER ASSOCIATES L.C., BLUE RIDGE ASSOCIATES L.C., MIRROR RIDGE ASSOCIATES L.C. AND KING STREET II L.C. (collectively, "Landlord"), and DIGITAL COMMERCE CORPORATION, ("Tenant"). Unless the context otherwise requires the terms used in this Exhibit that are defined in the Lease shall have the same meanings as provided in the Lease.

         The following rules and regulations have been formulated for the safety and well-being of all tenants of the Building and to ensure compliance with governmental and other requirements. Any continuing violation of these rules and regulations by Tenant shall constitute a Default by Tenant under the Lease.

         Landlord may, upon request of any Tenant, waive compliance by such Tenant with any of the following rules and regulations, provided (i) no waiver shall be effective unless signed by Landlord; (ii) any such waiver shall not relieve such Tenant from the obligation to comply with such rule or regulation in the future unless otherwise agreed to by Landlord; (iii) no waiver granted to any Tenant shall relieve any other tenant from the obligation of complying with these rules and regulations, unless such other tenant has received a similar written waiver from Landlord; and (iv) any such waiver by Landlord shall not relieve Tenant from any liability to Landlord for any loss or damage occasioned as a result of Tenant's failure to comply with any rule or regulation.

         1. Sidewalks, plaza areas, entrances, courts, elevators, stairways, corridors and all other public areas of the Building shall not be obstructed or encumbered by any tenant or used for any purpose other than ingress and egress to and from the premises of such tenant.

         2. No awnings or other projections shall be attached to the outside wall or windows of the Building. No curtains, blinds, shades, or screens (other than those furnished by Landlord as Building Standard) shall be attached to or hung in, or used in connection with, any window or door of the premises of any tenant.

         3. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the corridor, or other public areas of the Building.

         4. Plumbing fixtures and appliances shall be used only for the purposes for which they were constructed, and no sweepings, rubbish, rags, or other substances (including, without limitation, coffee grounds) shall be thrown therein. The cost of repairing any stoppage or damage resulting from misuse of such fixtures by a tenant or such tenant's servants, employees, agents, visitors, or licensees, shall be paid by such tenant.

         5. No tenant shall bring or keep, or permit to be brought or kept, any inflammable (excluding normal and customary cleaning supplies, and office supplies, so long as such are properly stored and in quantities appropriate for immediate use), combustible, or explosive fluid, materials, chemical, or substance in or about its premises.

         6. No tenant shall mark, paint, drill into, or in any way deface, any part of the Building or its premises; provided, however Tenant shall be permitted to hang or install decorative artworks and/or pictures on the interior walls of the Premises. No boring, cutting, or stringing of wires shall be permitted.

         7. No cooking shall be done or permitted in the Building by any tenant, except for that which is consistent with an employee kitchen within the premises. No tenant shall cause or permit any unusual or objectionable odors to emanate from its premises.

         8. Neither the whole nor any part of the premises of any tenant shall be used for manufacturing, for the storage of merchandise, or for the sale or exchange of merchandise, goods, or property of any kind.

         9. Tenants shall not construct, maintain, use, or operate within their respective premises any electrical device, wiring, or apparatus in connection with a loud-speaker system or other sound system, except as reasonably required as part of a communication system approved prior to the installation thereof by Landlord. No such loud-speaker system shall be constructed, maintained, used or operated outside of the premises.

         10. No tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with other tenants or occupants of the Building or neighboring buildings whether by the use of any musical instrument, radio, television, or other audio device, whistling, singing, or in any other way. Nothing shall be thrown out of any doors, windows, or any passageways.

         11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in any existing locks or the locking mechanisms therein, without Landlord's approval (which approval shall not be unreasonably withheld, conditioned or delayed). The doors leading to the corridors or main halls shall be kept closed during business hours except as they may be used for ingress or egress. Each tenant shall, upon the termination of its tenancy, restore to Landlord all keys of offices and storage and toilet rooms either furnished to, or otherwise procured by, such tenant. In the event of the loss of any keys so furnished, such tenant shall pay to Landlord the replacement cost thereof.

         12. The normal hours of operation of the Building shall be 7:30 a.m. to 6 p.m. Monday through Friday, and 8 a.m. to 1 p.m. on Saturdays, customary legal holidays excluded, but Tenant shall have access twenty-four (24) hours a day, seven (7) days a week.

         13. No tenant shall use or occupy or permit any portion of its premises to be used or occupied as an employment bureau or for the storage, manufacture, or sale of liquor, narcotics, or drugs. No tenant shall engage or pay any employees in the Building, except those actually working for such tenant in the Building, nor advertise for laborers giving an address at the Building.

         14. Landlord reserves the right to exclude from the Building at all times any person who is not known or does not properly identify himself to the Building management or watchman on duty. Landlord may at its option, require all persons admitted to or leaving the Building between the hours of 6 p.m. and 7:30 a.m., Monday through Friday, and at any hour on Saturdays, Sundays, and legal holidays, to register. Each Tenant shall be responsible for all persons for whom it authorizes entry into the Building, and shall be liable to Landlord for all acts or omissions of such persons.

         15. Each tenant, before closing and leaving its premises at any time, shall lock all entrance doors and turn off all lights and electrical appliances.

         16. No premises shall be used, or permitted to be used, for lodging or sleeping or for any immoral or illegal purpose.

         17. Landlord's employees shall not perform, and shall not be requested by any tenant to perform, any work outside of their regular duties, unless under specific instructions from the office of Landlord. The requirements of tenants will be attended to only upon application to Landlord, and any such special requirements shall be billed to tenants (and paid when the next installment of rent is due) in accordance with the schedule of charges maintained by Landlord from time to time or at such charge as is agreed upon in advance by Landlord and such tenant.

         18. Canvassing, soliciting, and peddling in the Building are prohibited, and each tenant shall cooperate in seeking their prevention.

         19. No animals of any kind shall be brought into or kept about the Building by any tenant.

         20. No vending machines for commercial or public use shall be permitted to be placed or installed in any part of the Building by any Tenant. Tenant may have vending machines in kitchen or other non-public areas of the Premises so long as (i) such machines are not available for use by the general public, (ii) Landlord has approved such machines and (iii) the machines are not visible to the exterior of the Premises or the Building. Landlord reserves the right to place or install vending machines in any of the public areas of the Building.

         21. No plumbing or electrical fixtures shall be installed by any Tenant without the written consent of Landlord, (which approval shall not be unreasonably withheld, delayed or conditioned).

         22. Bicycles, motorcycles, or any other type of vehicle shall not be brought into the lobby or elevators of the Building or into the premises of any tenant.

         23. Landlord has the right to evacuate the Building in event of emergency or catastrophe.

         24. Landlord shall have the right, exercisable without notice and without liability to any tenant, to change the name and street address of the Building, provided that Landlord shall reimburse Tenant for replacement of its stationary (not to exceed $500.00).

         25. Landlord reserves the right to rescind any of these Rules and Regulations and make such other and further rules and regulations as in the judgment of Landlord shall from time to time be needed for the safety, protection, care, and cleanliness of the Building, the operation thereof, the preservation of good order therein, and the protection and comfort of its tenants, their agents, employees, and invitees, which Rules and Regulation when made and notice thereof given to a Tenant shall be binding upon him in like manner as if originally herein prescribed.

                                   EXHIBIT "E"


                            COMMENCEMENT DATE NOTICE

         THIS COMMENCEMENT DATE NOTICE (the "Commencement Date Notice") is made and entered into this ____ day of ________________, 2000 by and between FIRST CAMPBELL ASSOCIATES, L.C., LOUDOUN CENTER L.C., FAIRFAX CORNER ASSOCIATES L.C., BLUE RIDGE ASSOCIATES L.C., MIRROR RIDGE ASSOCIATES L.C. AND KING STREET II L.C. (collectively, "Landlord") and DIGITAL COMMERCE CORPORATION ("Tenant"), wherein Landlord and Tenant have entered into that certain Lease Agreement dated September 14, 1998 (the "Lease"). Unless otherwise defined herein, all capitalized terms used herein shall have the same meaning as described in the Lease.

                                   WITNESSETH:

         WHEREAS, Landlord and Tenant wish to confirm and memorialize the Commencement Date, Rent Commencement Date and the Expiration Date as defined in the Lease, Landlord and Tenant agree as follows:

         1. The Commencement Date as defined in the Lease is established to
_________________________.

         2. The Rent Commencement Date as defined in the Lease is established to
_________________________.

         3. The Expiration Date as defined in the Lease is established to be
_________________________.

         4. The Landlord's work and/or delivery of the Premises as required by the Lease has been substantially completed.

         5. Tenant has accepted possession of the Premises pursuant to the terms of the Lease.

         Except as described herein, all terms and conditions of the Lease are and shall remain in full force and effect.

                                       LANDLORD:

                                       FIRST CAMPBELL ASSOCIATES L.C.
                                       a Virginia limited liability company

                                       By:
                                             -----------------------------------
                                       Name:
                                             -----------------------------------
                                       Its:  Manager

                                       LOUDOUN CENTER L.C.
                                       a Virginia limited liability company

                                       By:
                                             -----------------------------------
                                       Name:
                                             -----------------------------------
                                       Its:  Manager


                       [Signatures continue on next page.]

                                       FAIRFAX CORNER ASSOCIATES L.C.
                                       a Virginia limited liability company

                                       By:
                                             -----------------------------------
                                       Name:
                                             -----------------------------------
                                       Its:  Manager

                                       BLUE RIDGE ASSOCIATES L.C.
                                       a Virginia limited liability company

                                       By:
                                             -----------------------------------
                                       Name:
                                             -----------------------------------
                                       Its:  Manager

                                       MIRROR RIDGE ASSOCIATES L.C.
                                       a Virginia limited liability company

                                       By:
                                             -----------------------------------
                                       Name:
                                             -----------------------------------
                                       Its:  Manager

                                       KING STREET II L.C.
                                       a Virginia limited liability company

                                       By:
                                             -----------------------------------
                                       Name:
                                             -----------------------------------
                                       Its:  Manager

                                       TENANT:

                                       DIGITAL COMMERCE CORPORATION
                                       a Delaware corporation

                                       By:
                                             -----------------------------------
                                       Name:
                                             -----------------------------------
                                       Its:
                                             -----------------------------------

                              EXHIBIT "F" TO LEASE


                       JANITORIAL CLEANING SPECIFICATIONS


SPECIFICATIONS

AREAS: The entire Premises, including all office space, entrance lobby(ies), basement areas, loading platform(s), receiving areas, landings/steps, public halls, stairways, lavatories, passageways and elevator cabs.

PART A - DAILY SERVICES (Excluding Saturdays, Sundays, and Holidays)

1.       Toilet Rooms & Showers

         Rest rooms are to receive complete cleaning and sanitation each night according to the specifications listed below:

         a. Commodes and Urinals: Commodes shall be washed inside and outside including under the lips of each bowl. All seats shall be washed. This work shall be performed using an approved disinfectant cleanser. All bright metal shall be cleaned and dry polished. Deodorant blocks shall not be used in the urinals.

         b. Washbasins: Washbasins shall be washed inside and outside using an approved disinfectant cleanser. All bright metal fixture units and plumbing shall be dry polished.

         c. Stall Partitions: All stall partitions shall be damp cleaned using an approved disinfectant cleanser. Special attention shall be given to urinal partitions.

         d. Entrance Doors: All entrance doors, including stops, jambs, and frames shall be cleaned.

         e. Mirrors and Lights: All mirrors and lights immediately above mirrors shall be cleaned. Burned out lights shall be reported to the maintenance department.

         f. Couches and Chairs: Leather or vinyl couches and chairs shall be damp cleaned. All vanity chairs, stools and other furniture shall be treated in a like manner.

         g. Sanitary Napkin Disposal Containers: All sanitary napkin containers shall be emptied, damp cleaned with an approved disinfectant cleanser and provided with a new paper bag liner daily.

         h. Installation of Supplies: All supplies (the quality of which is to be approved by Tenant) such as toilet tissue, toilet seat covers, paper towels, liquid hand soap and bar soap is to be replenished. Insure that proper liquid soap is used in dispensers to avoid malfunction (dilute with water if necessary to prevent clogging). Periodically, clean operating mechanisms and replace liquid soap supply in each dispenser to insure proper operation.

         i.       Mosaic Floors: o Pick up loose paper and trash
                                 o Sweep all floors
                                 o Wet mop floors, using a disinfectant cleanser

         j. Walls: Wash/clean walls around soap dispensers, towel containers, and light switches as required to maintain clean/bright appearance.

         k. Traps and Floor Drains: Shall be maintained free from odor at all times. Periodically, water shall be poured down through these traps/floor drains to insure vapor seal.

                  NOTE: No harsh or abrasive cleaner shall be used without consulting the Property Manager.

2.       Room Cleaning

         Executive Offices - Private Offices - Semi-Private Offices including other work stations and work areas - Reception Areas - Conference Rooms
         - General Offices

         The areas stated above are to receive complete general cleaning daily according to the specifications listed below.

         a. Wastepaper and Trash Containers: All trash containers as designated shall be emptied and returned to original locations. Plastic liners shall be used in trash containers and changed as necessary for appearance and sanitation. Trash containers shall be periodically washed, for appearance and sanitation. All trash collected shall be deposited in exterior bulk trash containers provided by the Property Manager. Doors on these containers shall be kept closed when not in use. Any spills occurring during emptying of trash shall be cleaned up immediately (inside or outside), and related stains shall be washed/shampooed as required.

         b. Entrances to Executive Offices and Entrances of Office Areas on Various Floors: All glass doors, plate glass side panels and mirrors, including metal frames, stops, jambs shall be cleaned as necessary.

         c. Ash Trays: All ash trays shall be emptied. Ash trays shall then be wiped clean with a damp cloth to remove stains and odors.

         d. Desks and Chairs: Wood desks shall be thoroughly dusted with a treated dust cloth and oiled/waxed as required. Metal desks shall be damp wiped as necessary to remove spots and stains, including front and side vertical surfaces. All glass desk tops will be damp cleaned. Papers on desks shall not be disturbed. All chairs shall be dusted or vacuumed from top to bottom, as required.

         e. File and Storage Cabinets: All file and storage cabinets shall be thoroughly dusted with a treated dust cloth. Cabinets lined in a row shall be dusted along the horizontal and vertical surface of each cabinet. Spill stains shall be damp cleaned when required.

         f. Tables and Lamps: Tables shall be treated in a like manner as desks. Lamps shall be dusted thoroughly, using a treated dust cloth. When dusting lamp shades, be certain that cloth is not laden with dust. Cloth lamps shades shall be vacuumed with a soft brush type tool.

         g. Hand Dust/Clean daily the following using a treated dust cloth:
                  o     Window Sills
                  o     Pictures and Frames
                  o     Counters
                  o     Radiator and Fan Coil Unit enclosures
                        (damp clean as required)
                  o     Ledges and Shelves under six feet
                  o     Doors, Jambs and Stops
                        (particularly along top/horizontal surface)
                  o     Pushplates and Kickplates
                  o     Coat rack and trees
                  o Telephones, all types including office and telephones in booths
                  o Panel boxes, fire extinguishers and cabinets, and fire hose cabinets/enclosures

         h. Vinyl (Resilient) Tile Floors: All resilient tile floors shall be dusted with a treated dust mop. All spillage will be removed, including damp mop cleaning when required. (Spray buff floor, using a commercial floor polishing machine, synthetic fiber pad and an approved acrylic polymer finish as required to maintain gloss.)

         i. Carpets: All carpets shall be thoroughly vacuumed. Special attention will be paid to all spills, spots and adherents for removal. Spot clean carpeting as required.

         j. Glass Partitions: All glass partitions will be washed to remove fingermarks and smudges.

3.       Other Cleanable Areas

         Main Entrance Lobby - Elevators - Corridors - Snack Bars - Stairways, Landings, Loading Platforms, and Receiving Rooms

         The areas listed above are to receive complete daily cleaning as prescribed in paragraphs A 1 and 2 above and specialty cleaning according to the specifications listed below.

         a. Main Entrance Lobby: All hard surface floors shall be thoroughly cleaned and non-slip floor finish applied as necessary. (Spray buff floor, using a commercial floor polishing machines, synthetic fiber pad and an approved acrylic polymer finish as required to maintain gloss.) All entrance door glass shall be cleaned. Area mats shall be removed and thoroughly cleaned and returned to their original location. Carpet areas shall be vacuumed daily and spot cleaned as necessary.

         b. Elevators: Interior walls and ceilings shall be dusted with a treated dust cloth and spot cleaned as required. All carpets shall be vacuumed daily and stains removed when possible. Telephone boxes shall be checked and cleaned of any trash/ashes, etc.

         c.       Corridors/Snack Bars:

                  1. Carpeted areas shall be vacuumed daily and all stains removed when possible. Resilient flooring shall be swept and damp mopped to remove spillage. (Spray buff floor, using a commercial floor polishing machine, synthetic fiber pad and an approved acrylic polymer finish as required to maintain gloss.)

                  2. All refuse, trash and garbage from snack bars and vending machine areas shall be collected and removed from the building. Cans used for collection of food remnants shall be periodically washed inside and out.

         d. Water Fountains: To insure a clean, health condition at the water fountains, the dispensing area shall be washed, cleaned and polished.

         e. Stairways: Stair landings and steps shall be swept or vacuumed. Hand railings, ledges, grilles, fire apparatus and doors shall be dusted. Spills shall be wiped up daily. Spray buff resilient flooring as required to maintain gloss.

         f. Outside Entrances: Landings and steps shall be swept. Both sides of entrance glass shall be cleaned. Kick plates and push bars shall be cleaned and polished.

         g. Loading Platforms/Receiving Rooms: Loading dock areas, platforms and receiving rooms shall be swept daily and damp mopped as required.

PART B - WEEKLY SERVICES

1.       Toilet Rooms

         Damp clean and dry polish tile walls.

2.       Room Cleaning

         a.       Vertical Surfaces:

                  1. Wood wall paneling in Executive Offices shall be dusted using a treated dust cloth.

                  2.       Dust vertical surfaces of cabinets, files, etc.

                  3. All woodwork, doors, walls (including stairwells) shall be spot cleaned to remove smudges/spills, etc.

         b.       Other:

                  1. Air conditioning return air grills shall be cleaned (vacuumed if necessary).

                  2. Vacuum all upholstered furniture and clean any leather furniture with a treated cloth.

3.       Other Cleanable Areas

         Stairways and Landings: All stairways and landings shall be damp mopped weekly. Dust light fixtures and exposed pipes in stairwells.

PART C - MONTHLY SERVICES

1.       Toilet Rooms

         Dust all high areas and vacuum exhaust grills.

2.       Room Cleaning

         a. Vertical surfaces and under surfaces (knee wells, chair rungs, table legs, etc.) shall be thoroughly dusted and all glass in doors, partitions, pictures, and bookcases shall be damp-wiped. Dust walls and horizontal surfaces over six feet high.

         b. Venetian Blinds: Venetian blinds will be dusted in place with a treated dust cloth or venetian blind tool.

3.       Other Cleanable Areas

         Elevators: Carpet shall be lifted where appropriate, and flooring swept and damp mopped.

         Garage and parking facilities shall be maintained in a first class manner in accordance with specifications that are provided by Landlord and acceptable to Tenant in its reasonable discretion.